EXHIBIT 99.1

                                  $522,124,000
                                (Approximate(1))
                                 GSAMP 2004-HE1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates



  Overview of the Offered Certificates
----------------------------------------------------------------------------------------------------------------------------
                    Approximate Initial                                                           Initial         Average
                         Principal          Certificate  Primary Collateral                    Pass-Through         Life
  Certificates          Balance (1)             Type            Group       Credit Support       Rate (3         (yrs)(4)
----------------------------------------------------------------------------------------------------------------------------
A-1A                         $250,841,000        Sr         Group I (2)         22.25%          LIBOR +[%]          1.82

A-1B                         $ 27,872,000      Sr/Mez       Group I (2)         22.25%          LIBOR +[%]          5.88

A-2A                         $117,654,000        Sr         Group II (2)        22.25%          LIBOR +[%]          1.60

A-2B                          $16,815,000        Sr         Group II (2)        22.25%          LIBOR +[%]          6.67

A-IO                  Notional Amount (6)        Sr        Group I and II         N/A            4.00% (6)          N/A

M-1                           $37,200,000       Mez        Group I and II       15.25%          LIBOR +[%]          4.93

M-2                           $31,885,000       Mez        Group I and II        9.25%          LIBOR +[%]          4.81

M-3                            $9,300,000       Mez        Group I and II        7.50%          LIBOR +[%]          4.77

M-4                            $9,300,000       Mez        Group I and II        5.75%          LIBOR +[%]          4.75

B-1                            $7,440,000       Sub        Group I and II        4.35%          LIBOR +[%]          4.74

B-2                            $7,440,000       Sub        Group I and II        2.95%          LIBOR +[%]          4.73

B-3                            $6,377,000       Sub        Group I and II        1.75%          LIBOR +[%]          4.65

Total                        $522,124,000
----------------------------------------------------------------------------------------------------------------------------

(Table continues below)

-----------------------------------------------------------

                         Principal Payment     S&P/ Moody's
  Certificates             Window (4)(5)         Ratings
-----------------------------------------------------------
A-1A                       05/04 - 05/11         AAA/Aaa

A-1B                       03/08 - 05/11         AAA/Aaa

A-2A                       05/04 - 09/09         AAA/Aaa

A-2B                       09/09 - 05/11         AAA/Aaa

A-IO                            N/A              AAA/Aaa

M-1                        10/07 - 05/11         AA+/Aa2

M-2                        07/07 - 05/11          A+/A2

M-3                        07/07 - 05/11          A/A3

M-4                        06/07 - 05/11         A-/Baa1

B-1                        06/07 - 05/11        BBB+/Baa2

B-2                        05/07 - 05/11        BBB/Baa3

B-3                        05/07 - 05/11        BBB-/N/A

Total
-----------------------------------------------------------


  Not Offered Certificates
--------------------------------------------------------------------------------------------------------------------------------
  A-INV               Notional Amount (7)         Sr        Group I and II         N/A        2.00% - LIBOR (7)       N/A
--------------------------------------------------------------------------------------------------------------------------------

(Table continues below)

---------------------------------------------------------
  A-INV                      N/A                 N/A
---------------------------------------------------------


(1) The initial aggregate principal balance of the Principal Certificates and the initial notional amount of the Class A-IO and Class A-INV Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date (rolled 1 month from the Statistical Calculation Date at 8% CPR).

(2) The Class A-1 and Class A-2 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal from the other collateral group.

(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in May 2034.

(6) The Class A-IO Certificates pay interest only based on a notional amount. The notional amount will decrease over time according to a schedule described under "Class A-IO Notional Amounts" below. Interest on the Class A-IO Certificates will be paid at a rate of 4.00% based on the Class A-IO Notional Amount, subject to a cap as described below.

(7) The Class A-INV Certificates will pay interest only based on a notional amount equal the aggregate scheduled principal balance of the Mortgage Loans. Interest on the Class A-INV Certificates will be paid at a rate equal to the greater of (i) 2.00% minus One-Month LIBOR and (ii) zero.


Selected Mortgage Pool Data (8)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Group I                              Group II
                                                   -------------------------------------------------------------------------
                                                    Adjustable Rate         Fixed Rate     Adjustable Rate       Fixed Rate
-----------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                           $297,627,665         $63,624,032      $141,522,876        $32,767,810

Number of Mortgage Loans:                                     2,232                 708               819                351

Avg. Scheduled Principal Balance:                          $133,346             $89,864          $172,800            $93,356

Wtd. Avg. Gross Coupon:                                      7.484%              8.106%            7.491%             8.202%

Wtd. Avg. Net Coupon(9):                                     6.949%              7.571%            6.956%             7.667%

Wtd. Avg. Original FICO Score:                                  611                 627               615                635

Wtd. Avg. Combined Original LTV Ratio(10):                   82.67%              80.75%            82.20%             82.18%

Wtd. Avg.  Std. Remaining Term (Mo.):                           358                 322               358                319

Wtd. Avg.  Seasoning (Mo.):                                       2                   2                 2                  3

Wtd. Avg.  Months to Roll(11):                                   27                 N/A                28                N/A

Wtd. Avg.  Gross Margin(11):                                  7.16%                 N/A             7.15%                N/A

Wtd. Avg.  Initial Rate Cap(11):                              2.85%                 N/A             2.89%                N/A

Wtd. Avg. Periodic Rate Cap(11):                              1.06%                 N/A             1.05%                N/A

Wtd. Avg. Gross Max. Lifetime Rate(11):                      14.10%                 N/A            14.26%                N/A
-----------------------------------------------------------------------------------------------------------------------------------

(Table continues below)

-----------------------------------------------------------


                                               Aggregate
-----------------------------------------------------------
Scheduled Principal Balance:                  $535,542,383

Number of Mortgage Loans:                            4,110

Avg. Scheduled Principal Balance:                 $130,302

Wtd. Avg. Gross Coupon:                             7.604%

Wtd. Avg. Net Coupon(9):                            7.069%

Wtd. Avg. Original FICO Score:                         615

Wtd. Avg. Combined Original LTV Ratio(10):          82.29%

Wtd. Avg.  Std. Remaining Term (Mo.):                  351

Wtd. Avg.  Seasoning (Mo.):                              2

Wtd. Avg.  Months to Roll(11):                          27

Wtd. Avg.  Gross Margin(11):                         7.16%

Wtd. Avg.  Initial Rate Cap(11):                     2.86%

Wtd. Avg. Periodic Rate Cap(11):                     1.05%

Wtd. Avg. Gross Max. Lifetime Rate(11):             14.15%
-----------------------------------------------------------

(8) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(10) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(11) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by First NLC Financial Services, LLC ("First NLC") (59%), EquiFirst Corporation ("EquiFirst") (32%) and Accredited Home Lenders, Inc. ("Accredited") (9%).

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.75% and excess spread.

o The First NLC mortgage loans will be serviced by Ocwen Federal Bank FSB ("Ocwen"). The EquiFirst and Accredited mortgage loans will be serviced by Chase Manhattan Mortgage Corporation ("Chase").

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA04HE1" and on Bloomberg as "GSAMP 04 HE1".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Selected Mortgage Pool Data by Originator (1)
-----------------------------------------------------------------------------------------------------------------------
                                                              First NLC              EquiFirst             Accredited
-----------------------------------------------------------------------------------------------------------------------
 Scheduled Principal Balance:                                $317,161,792           $172,323,636           $46,056,966

 Number of Mortgage Loans:                                          2,363                  1,404                   343

 Average Scheduled Principal Balance:                            $134,220               $122,738              $134,277

 % of Total Pool Scheduled Principal Balance:                      59.22%                 32.18%                 8.60%

 Weighted Average Gross Coupon:                                    7.825%                 7.182%                7.657%

 Weighted Average FICO Score:                                         621                    605                   618

 % First Lien Loans:                                               96.20%                   100%                  100%

 Weighted Average Combined Original LTV Ratio(2):                  82.43%                 81.19%                85.30%

 Weighted Average Stated Remaining Term (months):                     336                    350                   351

 Weighted Average Seasoning (months):                                   0                      3                     3

 % Full Doc Loans:                                                 63.86%                 73.79%                64.43%

 % Purchase Loans:                                                 43.22%                 15.83%                36.13%

 % Primary Occupancy Loans:                                        99.90%                 93.53%                99.93%

 % Single Family Loans:                                            78.04%                 89.87%                68.91%

 State with highest representation:                            FL: 33.91%              VA: 8.10%            CA: 12.92%

 % Adjustable Rate Loans:                                          79.57%                 85.58%                88.76%

 % Fixed Rate Loans:                                               20.93%                 14.42%                11.24%
-----------------------------------------------------------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Closing Date:                    April 30, 2004

Cut-off Date:                             April 1, 2004

Statistical Calculation Date:             March 1, 2004

Expected Pricing Date:                    On or before April 20, 2004

First Distribution Date:                  May 25, 2004


Key Terms

Offered Certificates:                     Class A-1A, A-1B, A-2A, A-2B, A-IO,
                                          M-1, M-2, M-3, M-4, B-1, B-2 and B-3
                                          Certificates

Principal Certificates:                   Class A-1, A-2, M-1, M-2, M-3, M-4,
                                          B-1, B-2 and B-3 Certificates

Interest-Only Certificates:               Class A-IO and A-INV Certificates

Floating Rate Certificates:               Class A-1A, A-1B, A-2A, A-2B, A-INV,
                                          M-1, M-2, M-3, M-4, B-1, B-2 and B-3
                                          Certificates

Fixed Rate Certificates:                  Class A-IO Certificates

Class A Certificates:                     Class A-1, A-2, A-IO and A-INV
                                          Certificates

Class A Principal
Certificates:                             Class A-1 and A-2 Certificates

Class A-1 Certificates:                   Class A-1A and A-1B Certificates

Class A-2 Certificates:                   Class A-2A and A-2B Certificates

Class A Principal Certificate
Group: Class A-1 Certificates, collectively, or the Class A-2 Certificates, collectively

Class M Certificates:                     Class M-1, M-2, M-3 and M-4
                                          Certificates

Class B Certificates:                     Class B-1, B-2 and B-3 Certificates

Depositor:                                GS Mortgage Securities Corp.

Manager:                                  Goldman Sachs & Co.

Servicers:                                Ocwen Federal Bank FSB and Chase
                                          Manhattan Mortgage Corporation

Credit Risk Manager:                      Portfolio Reconnaissance Services

Trustee:                                  Deutsche Bank National Trust Company

Servicing Fee Rate:                       50 bps

Credit Risk Manager Fee:                  3 bps

Trustee Fee Rate:                         0.48 bps

Expense Fee Rate:                         53.48 bps

Distribution Date:                        25th day of the month or the following
                                          Business Day

Record Date:                              For any Distribution Date, the last
                                          Business Day of the accrual period

Delay Days:                               0 day delay on the Floating Rate
                                          Certificates. 24 day delay on the
                                          Fixed Rate Certificates

Day Count:                                Actual/360 basis for the Floating Rate
                                          Certificates. 30/360 basis for the
                                          Fixed Rate Certificates

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs

Interest Accrual Period:                  For the Floating Rate Certificates
                                          from the prior Distribution Date to
                                          the day prior to the current
                                          Distribution Date, except for the
                                          initial accrual period for which
                                          interest will accrue from the Closing
                                          Date. For the Fixed Rate Certificates
                                          from and including the first day of
                                          the month prior to month in which the
                                          current Distribution Date occurs to
                                          and including the last day of such
                                          month

Pricing Prepayment
Assumption:                               Adjustable rate mortgage loans: 28%
                                          CPR Fixed rate mortgage loans: CPR
                                          starting at 10% CPR in month 1 and
                                          increasing to 25% CPR in month 12 (an
                                          approximate 1.364% increase per
                                          month), and remaining at 25% CPR
                                          thereafter

Mortgage Loans:                           The trust will consist of two groups
                                          of subprime, fixed and adjustable
                                          rate, first and second lien
                                          residential mortgage loans

Group I Mortgage Loans:                   Approximately $361,251,697 of Mortgage
                                          Loans with original principal balances
                                          that conform to the original principal
                                          balance limits for one- to four-family
                                          residential mortgage loan guidelines
                                          set by both Fannie Mae and Freddie Mac

Group II Mortgage Loans:                  Approximately $174,290,686 of Mortgage
                                          Loans with original principal balances
                                          that may or may not conform to the
                                          original principal balance limits for
                                          one- to four-family residential
                                          mortgage loan guidelines set by both
                                          Fannie Mae and Freddie Mac

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the Certificates, resulting in excess
                                          cash flow calculated in the following
                                          manner:

                                          Initial Gross WAC:                                                 7.6037%

                                          Less Expense Fee Rate:                                             0.5348%

                                          Net WAC:                                                           7.0689%

                                          Less Initial Principal Certificate Coupon (Approx.)(1) (2):        1.2840%

                                          Less Initial Interest-Only Certificate Coupon(1):                  2.1756%
                                          --------------------------------------------------------------------------
                                          Initial Excess Spread:                                             3.6093%

                                          (1)   Assumes 1-month LIBOR equal to
                                                1.10%, actual/360 day count and
                                                a 30-day first month.

                                          (2)   Certificate Coupon is adjusted
                                                to account for initial
                                                overcollateralization.

Servicer Advancing:                       Yes as to principal and interest,
                                          subject to recoverability

Compensating Interest:                    Ocwen will pay compensating interest
                                          up to the lesser of (A) the aggregate
                                          of the prepayment interest shortfalls
                                          on the Mortgage Loans resulting from
                                          voluntary principal prepayments on the
                                          Mortgage Loans during the month prior
                                          to the month in which the related
                                          Distribution Date occurs and (B) (i)
                                          15 bps per annum on the aggregate
                                          principal balance of the mortgage
                                          loans serviced at the beginning of the
                                          related Due Period for months 1 to 24
                                          and (ii) 50 bps per annum on the
                                          aggregate principal balance of the
                                          mortgage loans at the beginning of the
                                          related Due Period thereafter.

                                          Chase shall provide compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans resulting from voluntary
                                          principal prepayments on the Mortgage
                                          Loans during the month prior to the
                                          month in which the related
                                          Distribution Date occurs and (B) the
                                          aggregate Servicing Fee received by
                                          such Servicer for that Distribution
                                          Date

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call

Rating Agencies:                          Standard & Poor's Ratings Group will
                                          rate all of the Offered Certificates
                                          and Moody's Investor Services will
                                          rate all of the Offered Certificates
                                          except the Class B-3 Certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Minimum Denomination:                     $50,000 with regard to each of the
                                          Offered Certificates

Legal Investment:                         It is anticipated that the Offered
                                          Certificates will not be SMMEA
                                          eligible

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to all Offered Certificates.
                                          However, prospective purchasers should
                                          consult their own counsel

Tax Treatment:                            All Offered Certificates represent
                                          REMIC regular interests and, to a
                                          limited extent, interests in certain
                                          basis risk interest carryover payments
                                          pursuant to the payment priorities in
                                          the transaction, which interest in
                                          certain basis risk interest carryover
                                          payments will be treated for tax
                                          purposes as an interest rate cap
                                          contract

Prospectus:                               The Offered Certificates will be
                                          offered pursuant to a prospectus
                                          supplemented by a prospectus
                                          supplement (together, the
                                          "Prospectus"). Complete information
                                          with respect to the Offered
                                          Certificates and the collateral
                                          securing them will be contained in the
                                          Prospectus. The information herein is
                                          qualified in its entirety by the
                                          information appearing in the
                                          Prospectus. To the extent that the
                                          information herein is inconsistent
                                          with the Prospectus, the Prospectus
                                          shall govern in all respects. Sales of
                                          the Offered Certificates may not be
                                          consummated unless the purchaser has
                                          received the Prospectus

                                          PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS FOR A DESCRIPTION OF
                                          INFORMATION THAT SHOULD BE CONSIDERED
                                          IN CONNECTION WITH AN INVESTMENT IN
                                          THE OFFERED CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Principal Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. Interest on the Class A-IO Certificates will be paid monthly at a rate of 4.00% based on a notional amount, subject to a cap as described herein. Interest on the Class A-INV Certificates will be paid monthly at a rate equal to the greater of (i) 2.00% less One-Month LIBOR and (ii) zero. The interest paid to each class of Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap, the applicable loan group cap (or in the case of the Class A-IO Certificates, the cap described herein), will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.75% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Principal Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in May 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Principal Certificates is greater than or equal to 44.50%.

----------------------------------------------------------------------------------------------------------------------
           Class                   Initial Subordination Percentage                      Step-Down Date Percentage
----------------------------------------------------------------------------------------------------------------------
             A                                  22.25%                                            44.50%
----------------------------------------------------------------------------------------------------------------------
            M-1                                 15.25%                                            30.50%
----------------------------------------------------------------------------------------------------------------------
            M-2                                  9.25%                                            18.50%
----------------------------------------------------------------------------------------------------------------------
            M-3                                  7.50%                                            15.00%
----------------------------------------------------------------------------------------------------------------------
            M-4                                  5.75%                                            11.50%
----------------------------------------------------------------------------------------------------------------------
            B-1                                  4.35%                                             8.70%
----------------------------------------------------------------------------------------------------------------------
            B-2                                  2.95%                                             5.90%
----------------------------------------------------------------------------------------------------------------------
            B-3                                  1.75%                                             3.50%
----------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 35% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

--------------------------------------------------------------------------------------------------------------------------
        Distribution Date                                           Cumulative Realized Loss Percentage:
--------------------------------------------------------------------------------------------------------------------------
      May 2007 - April 2008                     3.500% for the first month, plus an additional 1/12th of 1.175% for each month thereafter
--------------------------------------------------------------------------------------------------------------------------
      May 2008 - April 2009                     5.250% for the first month, plus an additional 1/12th of 1.500% for each month thereafter
--------------------------------------------------------------------------------------------------------------------------
      May 2009 - April 2010                     6.750% for the first month, plus an additional 1/12th of 0.750% for each month thereafter
--------------------------------------------------------------------------------------------------------------------------
     May 2010 and thereafter                                                      7.500%
--------------------------------------------------------------------------------------------------------------------------

Step-up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Principal Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates will increase to
1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) One-Month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-IO(1) Pass-Through Rate. The Class A-IO(1) component of the Class A-IO Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 4.00% and (ii) the Class A-IO(1) Net WAC Cap. The Class A-IO(1) will accrue interest for each Interest Accrual Period related to a Distribution Date on or prior to the Distribution Date in November 2005, thereafter the Class A-IO(1) component will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.

Class A-IO(2) Pass-Through Rate. The Class A-IO(2) component of the Class A-IO Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 4.00% and (ii) the Class A-IO(2) Net WAC Cap. The Class A-IO(2) will accrue interest for each Interest Accrual Period related to a Distribution Date on or prior to the Distribution Date in November 2005, thereafter the Class A-IO(2) component will not accrue interest and the Class A-IO Certificates will not be entitled to interest payments.

Class A-IO Pass-Through Rate. The quotient of (a) the sum of (i) the product of
(x) the Class A-IO(1) component notional amount for the related Interest Accrual Period and (y) the Class A-IO(1) Pass-Through Rate and (ii) the product of (x) the Class A-IO(2) component notional amount for the related Interest Accrual Period and (y) the Class A-IO(2) Pass-Through Rate; and (b) the Class A-IO Notional Amount for the related Interest Accrual Period.

Class A-IO(1) Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Class A-IO(2) Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.

Class A-IO Notional Amount. Solely for the purpose of determining distributions of interest on the Class A-IO Certificates from each loan group, the Class A-IO Certificates will have a notional amount (the "Class A-IO Notional Amount") that is comprised of two components: the Class A-IO(1) Component relating to the Group I Mortgage Loans and the Class A-IO(2) Component relating to the Group II Mortgage Loans. On each Distribution Date occurring during the periods set forth below, the Component Notional Amounts of the Class A-IO(1) and Class A-IO(2) Components will equal the lesser of (i) the respective Class A-IO component scheduled notional amount; and (ii) the aggregate scheduled principal balance of the respective loan group at the beginning of the Due Period.

    Distribution Period      Class A-IO(1) Scheduled Notional   Class A-IO(2) Scheduled Notional      Aggregate Scheduled Notional
         (Months)                       Amount ($)                         Amount ($)                          Amount ($)
    ------------------------------------------------------------------------------------------------------------------------------
             1                         127,755,000                         61,638,000                          189,393,000
             2                         117,884,000                         56,875,000                          174,759,000
             3                         108,674,000                         52,432,000                          161,106,000
             4                         100,086,000                         48,288,000                          148,374,000
             5                          92,079,000                         44,426,000                          136,505,000
             6                          84,619,000                         40,827,000                          125,446,000
             7                          77,671,000                         37,474,000                          115,145,000
             8                          71,201,000                         34,353,000                          105,554,000
             9                          65,181,000                         31,448,000                          96,629,000
            10                          59,581,000                         28,746,000                          88,327,000
            11                          54,375,000                         26,234,000                          80,609,000
            12                          49,537,000                         23,900,000                          73,437,000
            13                          45,043,000                         21,733,000                          66,776,000
            14                          40,873,000                         19,721,000                          60,594,000
            15                          37,005,000                         17,854,000                          54,859,000
            16                          33,418,000                         16,124,000                          49,542,000
            17                          30,096,000                         14,521,000                          44,617,000
            18                          27,020,000                         13,037,000                          40,057,000
            19                              0                                   0                                   0

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-INV(1) Pass-Through Rate. The Class A-INV(1) component of the Class A-INV Certificates will accrue interest at a per annum interest rate equal to the greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and
(ii) zero.

Class A-INV(2) Pass-Through Rate. The Class A-INV(2) component of the Class A-INV Certificates will accrue interest at a per annum interest rate equal to the greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and
(ii) zero.

Class A-INV Pass-Through Rate. The quotient of (a) the sum of (i) the product of
(x) the A-INV(1) component notional amount for the related Interest Accrual Period and (y) the Class A-INV(1) Pass-Through Rate and (ii) the product of (x) the Class A-INV(2) component notional amount for the related Interest Accrual Period and (y) the Class A-INV(2) Pass-Through Rate; and (b) the Class A-INV Notional Amount for the related Interest Accrual Period.

Class A-INV Notional Amount. Solely for the purpose of determining distributions of interest on the Class A-INV Certificates from each loan group, the Class A-INV Certificates will have a notional amount (the "Class A-INV Notional Amount") that is comprised of two components: the Class A-INV(1) Component relating to the Group I Mortgage Loans and the Class A-INV(2) Component relating to the Group II Mortgage Loans. For any distribution date the notional amount of the Class A-INV(1) Component will be the aggregate scheduled principal balance of the Group I Mortgage Loans and the notional amount of the Class A-INV(2) Component will be the aggregate scheduled principal balance of the Group II Mortgage Loans, each as of the beginning of the related Due Period.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO Pass-Through Rate multiplied by a fraction the numerator of which is the Class A-IO Notional Amount for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO(1) Pass-Through Rate multiplied by a fraction of which the numerator is the component notional amount of the Class A-IO(1) Component for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Group I Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and less the Class A-IO(2) Pass-Through Rate multiplied by a fraction of which the numerator is the component notional amount of the Class A-IO(2) Component for that Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Group II Mortgage Loans at the beginning of the Due Period (adjusted to an actual/360 day basis).

Class A-1A and A-1B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1A and A-1B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause
(ii) at the corresponding Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2A and A-2B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2A and A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause
(ii) at the corresponding Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-IO(1) Component Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO(1) Component will equal the sum of: (i) the excess, if any, of interest that would

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

otherwise be due on such Component at the Class A-IO(1) Pass-Through Rate (without regard to the Class A-IO(1) Net WAC Cap) over interest due on such Component at a rate equal to the Class A-IO(1) Net WAC Cap; (ii) any Class A-IO(1) Component Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-IO(1) Pass-Through Rate (without regard to the Class A-IO(1) Net WAC Cap).

Class A-IO(2) Component Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-IO(2) Component will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Component at the Class A-IO(2) Pass-Through Rate (without regard to the Class A-IO(2) Net WAC Cap) over interest due on such Component at a rate equal to the Class A-IO(2) Net WAC Cap; (ii) any Class A-IO(2) Component Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the Class A-IO(2) Pass-Through Rate (without regard to the Class A-IO(2) Net WAC Cap).

Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Class A-IO Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the Class A-IO Notional Amount for the related period at the Class A-IO Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Class A-INV Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the Class A-INV Notional Amount for the related period at the Class A-INV Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers for the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Expense Fee Rate) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Allocation. All principal distributions to the Class A-1 and Class A-2 Certificate Groups on any Distribution Date will be allocated between the Class A Principal Certificate Group based on the Class A Principal Allocation Percentage for each such Class A Principal Certificate Group on such Distribution Date; provided, however, that if the aggregate Certificate Principal Balance of any Class A Principal Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates will be distributed to the other Class A Principal Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 55.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 69.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated sequentially as follows:

      (i)   Concurrently,

                  (A) from Interest Remittance Amounts related to the Group I
            Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-1A and Class A-1B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(1) Component and the Class A-INV(1) Component, respectively) to the Class A-1A, Class A-1B, Class A-IO and Class A-INV Certificates, the related Accrued Certificate Interest and unpaid interest amounts for the Class A-1A, Class A-1B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(1) Component and the Class A-INV(1) Component, respectively;

                  (B) from Interest Remittance Amounts related to the Group II
            Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A and Class A-2B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(2) Component and the Class A-INV(2) Component, respectively) to the Class A-2A, Class A-2B, Class A-IO and Class A-INV Certificates, the related Accrued Certificate Interest and unpaid interest amounts for the Class A-2A and Class A-2B Certificates and the portions of the Class A-IO and Class A-INV Certificates relating to the Class A-IO(2) Component and the Class A-INV(2) Component, respectively; and

                  (C) provided, that if the Interest Remittance Amount for
            either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated sequentially as follows:

(a) sequentially, to the Class A-1A Certificates, the Group I Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Certificate Principal Balance has been reduced to zero,

(b) sequentially, to the Class A-2A Certificates, the Group II Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates, until their Certificate Principal Balance has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, allocated pro rata to the Class A-1A and Class A-1B Certificates, until the Certificate Principal Balance of each such class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, allocated sequentially to the Class A-2A and Class A-2B Certificates, until the Certificate Principal Balance of such class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the Certificate Principal Balance of such class has been reduced to zero, and

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the Certificate Principal Balance of such Class has been reduced to zero.

Notwithstanding the foregoing, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates have been reduced to zero, any principal distributions allocated to the Class A Principal Certificates in any Class A Principal Certificate Group are required to be allocated pro rata to the Class A Principal Certificates in such Class A Principal Certificate Group based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, and any Class A-IO Basis Risk Carry Forward Amount to the Class A-IO Certificates, and

      (iv) sequentially, to Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, and third, sequentially, to the Class B-3, B-2, B-1, M-4, M-3, M-2, and M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates until the final distribution date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type

                                0-12           13-24           25-36         37-48        49-60
Product       No Penalty       Months          Months          Months        Months       Months         Total
----------    -----------    -----------    ------------    ------------    --------    ----------    ------------
2/28 ARM      $48,782,416    $14,302,286    $161,330,325     $13,639,966     $80,530      $228,524    $238,364,046
3/27 ARM      $30,080,365     $4,795,424      $1,562,421    $163,997,285    $269,154       $81,846    $200,786,495
Fixed Rate    $14,495,452     $1,684,460      $1,755,295     $73,720,248          $0    $4,736,388     $96,391,841
----------    -----------    -----------    ------------    ------------    --------    ----------    ------------
TOTAL         $93,358,233    $20,782,170    $164,648,040    $251,357,498    $349,684    $5,046,758    $535,542,383
==========    ===========    ===========    ============    ============    ========    ==========    ============


                              0-12      13-24      25-36      37-48      49-60
Product       No Penalty     Months     Months     Months     Months     Months
----------    -----------    -------    -------    -------    -------    -------
2/28 ARM           20.47%      6.00%     67.68%      5.72%      0.03%      0.10%
3/27 ARM           14.98%      2.39%      0.78%     81.68%      0.13%      0.04%
Fixed Rate         15.04%      1.75%      1.82%     76.48%      0.00%      4.91%
----------    -----------    -------    -------    -------    -------    -------
TOTAL              17.43%      3.88%     30.74%     46.94%      0.07%      0.94%
==========    ===========    =======    =======    =======    =======    =======


Class A-IO Price Yield Table

      o     The Pricing Prepayment Assumptions (as defined on page 3)

      o     Modified Duration of 0.57


                 Price (%)                             Yield (%)
----------------------------------------- -----------------------------------
                  2.82054                                2.500
                  2.81603                                2.750
                  2.81154                                3.000
                  2.80706                                3.250
                  2.80260                                3.500
                  2.79816                                3.750
                  2.79373                                4.000
                  2.78931                                4.250
                  2.78491                                4.500


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Mezzanine and Subordinate Certificates

   The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on April 12, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

------------------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss             LIBOR Flat                           0% Return
------------------------------------------------------------------------------------------------------------------------------------
   Class M1     CDR                                             32.18                      32.46                               34.10
                Yield                                          3.5604                     3.0190                              0.0116
                WAL                                              3.49                       3.49                                3.38
                Modified Duration                                3.31                       3.32                                3.29
                Principal Window                        Oct07 - Oct07              Oct07 - Oct07                       Sep07 - Sep07
                Principal Writedown                  7,936.18 (0.02%)         756,082.68 (2.03%)               4,483,117.61 (12.05%)
                Total Collat Loss             103,351,790.75 (19.45%)    104,012,859.44 (19.57%)             107,002,944.35 (20.14%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M2     CDR                                             20.26                      20.84                               22.18
                Yield                                          4.5429                     3.3495                              0.0056
                WAL                                               4.4                       4.31                                4.12
                Modified Duration                                4.03                       3.98                                3.96
                Principal Window                        Sep08 - Sep08              Aug08 - Aug08                       Jul08 - Jul08
                Principal Writedown                      0.00 (0.00%)       1,722,712.87 (5.40%)               5,946,848.03 (18.65%)
                Total Collat Loss              78,307,237.37 (14.74%)     79,582,519.53 (14.98%)              83,029,927.54 (15.62%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M3     CDR                                             17.48                      17.66                               18.09
                Yield                                          4.8823                     3.4906                              0.0714
                WAL                                              4.65                       4.65                                 4.5
                Modified Duration                                 4.2                       4.22                                 4.2
                Principal Window                        Dec08 - Dec08              Dec08 - Dec08                       Nov08 - Nov08
                Principal Writedown                      0.00 (0.00%)         658,900.75 (7.08%)               2,037,084.52 (21.90%)
                Total Collat Loss              70,853,390.79 (13.33%)     71,437,664.30 (13.44%)              72,419,304.74 (13.63%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M4     CDR                                             14.93                      15.14                               15.55
                Yield                                          5.2725                     3.6104                              0.0415
                WAL                                               4.9                       4.88                                 4.7
                Modified Duration                                4.35                       4.37                                4.36
                Principal Window                        Mar09 - Mar09              Mar09 - Mar09                       Feb09 - Feb09
                Principal Writedown                 22,291.63 (0.24%)         849,761.75 (9.14%)               2,327,354.17 (25.03%)
                Total Collat Loss              63,352,740.75 (11.92%)     64,082,913.74 (12.06%)              65,153,835.44 (12.26%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B1     CDR                                             13.02                      13.22                               13.52
                Yield                                          5.5994                     3.6129                              0.0662
                WAL                                              5.07                       5.04                                 4.9
                Modified Duration                                4.45                       4.47                                4.51
                Principal Window                        May09 - May09              May09 - May09                       May09 - May09
                Principal Writedown                  7,912.77 (0.11%)        825,053.95 (11.09%)               2,050,978.87 (27.57%)
                Total Collat Loss              57,137,116.66 (10.75%)     57,871,210.50 (10.89%)              58,965,073.53 (11.10%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B2     CDR                                             11.19                      11.48                               11.77
                Yield                                          6.6140                     3.6643                              0.0734
                WAL                                              5.32                       5.22                                4.91
                Modified Duration                                 4.5                       4.52                                 4.5
                Principal Window                        Aug09 - Aug09              Aug09 - Aug09                       Jul09 - Jul09
                Principal Writedown                 39,171.46 (0.53%)      1,278,675.23 (17.19%)               2,429,618.73 (32.66%)
                Total Collat Loss               51,017,295.40 (9.60%)      52,142,210.94 (9.81%)               53,002,077.84 (9.97%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B3     CDR                                              9.78                      10.05                               10.26
                Yield                                          7.6557                     3.6703                              0.0109
                WAL                                              5.49                       5.27                                4.87
                Modified Duration                                4.48                       4.51                                 4.5
                Principal Window                        Oct09 - Oct09              Oct09 - Oct09                       Sep09 - Sep09
                Principal Writedown                 30,224.56 (0.47%)      1,457,987.12 (22.86%)               2,389,030.81 (37.46%)
                Total Collat Loss               45,862,770.78 (8.63%)      46,958,044.97 (8.84%)               47,580,465.82 (8.95%)
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                               All Mortgage Loans

---------------------------------------------------------------------
Scheduled Principal Balance(1):                         $535,542,383

Number of Mortgage Loans:                                      4,110

Avg. Scheduled Principal Balance:                           $130,302

Wtd. Avg. Gross Coupon:                                       7.604%

Wtd. Avg. Net Coupon(2):                                      7.069%

Wtd. Avg. Original FICO Score:                                   615

Wtd. Avg. Combined Original LTV Ratio(3):                     82.29%

Wtd. Avg.  Std. Remaining Term (Mo.):                            351

Wtd. Avg.  Seasoning (Mo.):                                        2

Wtd. Avg.  Months to Roll(4):                                     27

Wtd. Avg.  Gross Margin(4):                                    7.16%

Wtd. Avg.  Initial Rate Cap(4):                                2.86%

Wtd. Avg. Periodic Rate Cap(4):                                1.05%

Wtd. Avg. Gross Max. Lifetime Rate(4):                        14.15%
---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(4) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance


                                                       Pct. Of
                                                       Pool By        Weighted                     Avg.        Weighted
Current Principal       Number Of      Principal       Principal     Avg. Gross     Weighted    Principal     Avg. Comb.
Balance                   Loans         Balance         Balance        Coupon       Avg. FICO    Balance      Orig. LTV
-------------------     ---------    ------------      ---------     ----------     ---------   ---------     ----------
$50,000 & Below               458     $15,221,908         2.84%        10.387%          621      $33,236         86.06%
$50,001 - $75,000             628      39,360,028         7.35          8.337           609       62,675         80.66
$75,001 - $100,000            669      58,552,733        10.93          7.838           605       87,523         81.10
$100,001 - $125,000           646      72,386,013        13.52          7.661           607      112,053         81.89
$125,001 - $150,000           460      63,112,724        11.78          7.581           612      137,202         82.46
$150,001 - $200,000           579     100,884,746        18.84          7.429           611      174,240         81.94
$200,001 - $250,000           316      70,184,911        13.11          7.394           616      222,104         82.59
$250,001 - $300,000           161      44,049,950         8.23          7.162           626      273,602         83.41
$300,001 - $350,000           103      33,348,223         6.23          7.191           630      323,769         84.47
$350,001 - $400,000            47      17,659,411         3.30          6.942           633      375,732         80.89
$400,001 & Above               43      20,781,734         3.88          7.106           650      483,296         82.82
-------------------     ---------    ------------      -------       --------       -------     --------       -------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
===================     =========    ============      =======       ========       =======     ========       =======

(Table continues below)

Current Principal       Pct. Full    Pct. Owner
Balance                 Loan Doc      Occupied
-------------------     ---------    ----------
$50,000 & Below            73.80%         98.51%
$50,001 - $75,000          80.95          91.68
$75,001 - $100,000         76.39          96.59
$100,001 - $125,000        76.49          97.50
$125,001 - $150,000        73.72          97.96
$150,001 - $200,000        69.24          98.97
$200,001 - $250,000        62.55          98.76
$250,001 - $300,000        53.46         100.00
$300,001 - $350,000        45.87          96.99
$350,001 - $400,000        42.75         100.00
$400,001 & Above           43.51         100.00
-------------------     --------      ---------
TOTAL                      67.02%         97.85%
===================     ========      =========


                          Distribution by Current Rate

                                                     Pct. Of Pool    Weighted         Avg.                    Weighted
                        Number Of     Principal      By Principal   Avg. Gross     Weighted    Principal      Avg. Comb.
Current Rate              Loans        Balance          Balance       Coupon       Avg. FICO    Balance       Orig. LTV
--------------          ---------    ------------    ------------  ----------      ---------   ---------      ---------
5.99% & Below                 163     $30,856,329         5.76%         5.663%          660     $189,303         77.12%
6.00- 6.49%                   275      47,947,995         8.95          6.245           641      174,356         80.73
6.50- 6.99%                   618      98,883,705        18.46          6.748           633      160,006         81.40
7.00- 7.49%                   557      80,079,989        14.95          7.229           623      143,770         82.18
7.50- 7.99%                   808     111,881,060        20.89          7.711           614      138,467         83.48
8.00- 8.49%                   473      56,832,942        10.61          8.206           595      120,154         82.34
8.50- 8.99%                   463      53,910,197        10.07          8.705           581      116,437         82.24
9.00- 9.49%                   224      22,703,529         4.24          9.183           576      101,355         83.86
9.50- 9.99%                   173      16,915,304         3.16          9.685           565       97,776         82.81
10.00% & Above                356      15,531,331         2.90         11.659           611       43,627         92.10
--------------          ---------    ------------    ---------     ----------      --------    ---------      --------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
==============          =========    ============    =========     ==========      ========    =========      ========

(Table continues below)

                        Pct. Full    Pct. Owner
Current Rate            Loan Doc      Occupied
-------------           ---------    ----------
5.99% & Below              72.82%         96.47%
6.00- 6.49%                70.44          96.59
6.50- 6.99%                61.13          97.25
7.00- 7.49%                60.61          97.21
7.50- 7.99%                65.48          98.22
8.00- 8.49%                70.18          98.00
8.50- 8.99%                71.86          98.98
9.00- 9.49%                78.49          99.49
9.50- 9.99%                80.68         100.00
10.00% & Above             66.54          99.70
--------------          --------     ----------
TOTAL                      67.02%         97.85%
==============          ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                       Pct. Of
                                                       Pool By       Weighted                      Avg.        Weighted
                        Number Of     Principal       Principal     Avg. Gross      Weighted    Principal     Avg. Comb.
FICO                      Loans        Balance         Balance        Coupon        Avg. FICO    Balance      Orig. LTV
--------------          ---------    ------------    -----------    ----------      ---------   ---------     ---------
740 & Above                    87     $11,338,552         2.12%         6.744%          765     $130,328         80.82%
720-739                        78      11,365,132         2.12          6.740           729      145,707         83.90
700-719                       125      17,270,185         3.22          7.185           708      138,161         84.13
680-699                       192      27,636,748         5.16          7.236           688      143,941         83.45
660-679                       343      46,301,510         8.65          7.251           669      134,990         83.31
640-659                       414      58,052,917        10.84          7.403           649      140,224         84.78
620-639                       571      72,038,222        13.45          7.628           628      126,162         83.46
600-619                       648      85,281,197        15.92          7.348           609      131,607         83.31
580-599                       483      61,635,834        11.51          7.568           589      127,610         82.76
560-579                       425      55,587,314        10.38          7.893           569      130,794         81.84
540-559                       333      39,461,354         7.37          8.213           549      118,503         77.92
520-539                       267      31,866,792         5.95          8.525           530      119,351         77.81
500-519                       143      17,616,795         3.29          8.594           510      123,194         75.84
480-499                         1          89,832         0.02         10.750           486       89,832         33.96
--------------           --------    ------------    ---------     ----------        ------     --------      --------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
==============           ========    ============    =========     ==========        ======     ========      ========

(Table continues below)

                        Pct. Full    Pct. Owner
FICO                    Loan Doc      Occupied
-------------           ---------    ----------
740 & Above                50.61%         91.75%
720-739                    43.42          93.39
700-719                    44.31          89.31
680-699                    44.18          96.33
660-679                    50.74          96.60
640-659                    46.31          96.51
620-639                    49.57          98.14
600-619                    77.94          98.11
580-599                    78.28          99.34
560-579                    82.61         100.00
540-559                    88.63         100.00
520-539                    91.68         100.00
500-519                    98.66         100.00
480-499                   100.00         100.00
-------------           --------      ---------
TOTAL                      67.02%         97.85%
=============           ========      =========


                           Distribution by Lien Status

                                                       Pct. Of
                                                       Pool By       Weighted                     Avg.        Weighted
                        Number Of     Principal       Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Lien Status               Loans        Balance         Balance        Coupon       Avg. FICO     Balance     Orig. LTV
--------------          ---------    ------------    -----------    ----------     ---------    ---------    ---------
First Liens                 3,762    $523,689,866        97.79%         7.509%          615     $139,205         81.92%
Second Liens                  348      11,852,517         2.21         11.790           649       34,059         98.44
--------------          ---------    ------------    ---------      ---------      --------     --------     ---------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
==============          =========    ============    =========      =========      ========     ========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Lien Status             Loan Doc       Occupied
--------------          ---------     ----------
First Liens                67.07%         97.80%
Second Liens               64.65         100.00
--------------          --------      ---------
TOTAL                      67.02%         97.85%
==============          ========      =========


                      Distribution by Combined Original LTV

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Combined                Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Original LTV              Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
---------------         ---------    ------------    ---------     ----------     ---------    ---------     ----------
40.00% & Below                 31      $2,460,290         0.46%         7.571%          588      $79,364         33.00%
40.01 - 50.00%                 49       5,067,567         0.95          7.379           602      103,420         45.10
50.01 - 60.00%                 99       9,701,331         1.81          7.317           600       97,993         55.87
60.01 - 70.00%                291      35,379,588         6.61          7.400           588      121,579         67.05
70.01 - 80.00%              1,571     224,079,435        41.84          7.399           621      142,635         78.77
80.01 - 85.00%                724      99,190,297        18.52          7.598           602      137,003         84.57
85.01 - 90.00%                700     101,261,968        18.91          7.650           611      144,660         89.77
90.01 - 95.00%                209      22,272,876         4.16          8.048           632      106,569         94.58
95.01 - 100.00%               436      36,129,030         6.75          8.798           655       82,865         99.86
---------------         ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
===============         =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

Combined                Pct. Full     Pct. Owner
Original LTV            Loan Doc       Occupied
---------------         ---------     ----------
40.00% & Below             73.56%        100.00%
40.01 - 50.00%             75.19          94.67
50.01 - 60.00%             64.38          99.12
60.01 - 70.00%             61.85          96.33
70.01 - 80.00%             60.13          98.19
80.01 - 85.00%             66.57          96.00
85.01 - 90.00%             73.39          98.18
90.01 - 95.00%             86.93         100.00
95.01 - 100.00%            85.05         100.00
---------------         --------      ---------
TOTAL                      67.02%         97.85%
===============         ========      =========


                       Distribution by Documentation Type

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Documentation           Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Type                      Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
Full Doc                    2,954    $358,915,795        67.02%         7.625%          602     $121,502         83.05%
Other                         783     120,906,187        22.58          7.759           638      154,414         81.12
Stated                        373      55,720,400        10.40          7.130           653      149,384         79.91
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
=============           =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Documentation           Pct. Full     Pct. Owner
Type                    Loan Doc       Occupied
-------------           ---------     ----------
Full Doc                  100.00%         97.62%
Other                       0.00          99.89
Stated                      0.00          94.90
-------------           --------      ---------
TOTAL                      67.02%         97.85%
=============           ========      =========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.        Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Loan Purpose              Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
-------------           ---------    ------------    ---------     ----------     ---------    ---------    ----------
Cash-out Refi               2,452    $327,942,063        61.24%         7.517%          602     $133,745         81.29%
Purchase                    1,468     181,313,212        33.86          7.728           640      123,510         84.16
Refinance                     190      26,287,107         4.91          7.833           612      138,353         81.78
-------------           ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
=============           =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Loan Purpose            Loan Doc       Occupied
-------------           ---------     ----------
Cash-out Refi              70.22%         97.45%
Purchase                   61.71          98.37
Refinance                  63.74          99.26
-------------           --------      ---------
TOTAL                      67.02%         97.85%
=============           ========      =========


                        Distribution by Occupancy Status

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Occupancy               Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Status                    Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
Owner                       3,990    $524,030,410        97.85%         7.615%          614     $131,336         82.34%
Non-owner                     120      11,511,973         2.15          7.107           669       95,933         79.89
---------               ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
=========               =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

Occupancy               Pct. Full     Pct. Owner
Status                  Loan Doc       Occupied
---------               ---------     ----------
Owner                      66.86%        100.00%
Non-owner                  74.16           0.00
---------               --------      ---------
TOTAL                      67.02%         97.85%
=========               ========      =========


                          Distribution by Property Type

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Property Type             Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
SFR                         3,371    $433,969,830        81.03%         7.579%          612     $128,736         82.33%
2-4 Units                     211      33,383,396         6.23          7.752           635      158,215         80.67
Condo                         277      31,575,714         5.90          7.730           629      113,992         82.08
PUD                           173      27,062,090         5.05          7.731           627      156,428         83.56
Townhouse                      78       9,551,352         1.78          7.433           620      122,453         83.18
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Property Type           Loan Doc       Occupied
-------------           ---------     ----------
SFR                        67.90%         98.17%
2-4 Units                  64.03          96.45
Condo                      62.38          96.99
PUD                        61.07         100.00
Townhouse                  69.63          85.15
-------------           --------      ---------
TOTAL                      67.02%         97.85%
=============           ========      =========


                              Distribution by State

                                                      Pct. Of       Weighted
                                                      Pool By         Avg.                       Avg.         Weighted
                        Number Of     Principal      Principal       Gross        Weighted     Principal     Avg. Comb.
State                     Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
--------------------    ---------    ------------    ---------     ----------     ---------    ---------     ----------
Florida                     1,006    $122,340,783        22.84%         7.763%          623     $121,611         82.35%
Illinois                      323      50,800,858         9.49          7.971           613      157,278         84.16
California(Southern)          165      33,504,359         6.26          7.125           626      203,057         80.37
Michigan                      299      32,923,600         6.15          7.861           610      110,112         82.76
Pennsylvania                  226      26,705,790         4.99          7.481           616      118,167         83.12
California(Northern)          108      26,575,413         4.96          6.955           637      246,069         81.05
Maryland                      149      25,536,343         4.77          7.486           620      171,385         80.28
Virginia                      177      23,435,407         4.38          7.498           599      132,403         81.86
North Carolina                182      18,298,699         3.42          7.947           602      100,542         82.24
Georgia                       154      17,428,885         3.25          7.733           614      113,175         84.29
Texas                         146      14,598,523         2.73          7.555           622       99,990         80.29
Others                      1,175     143,393,724        26.78          7.517           608      122,037         82.38
--------------------    ---------    ------------     --------      ---------     ---------    ---------     ---------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
====================    =========    ============     ========      =========     =========    =========     =========

(Table continues below)

                                          Pct.
                        Pct. Full        Owner
State                   Loan Doc        Occupied
--------------------    ---------       --------
Florida                    72.52%         99.21%
Illinois                   60.30          99.30
California(Southern)       60.05         100.00
Michigan                   64.22          96.64
Pennsylvania               69.06          98.54
California(Northern)       45.04         100.00
Maryland                   56.78          97.19
Virginia                   77.48          96.07
North Carolina             70.77          98.13
Georgia                    65.72          88.95
Texas                      64.19          95.75
Others                     70.75          97.10
--------------------    --------        -------
TOTAL                      67.02%         97.85%
====================    ========        =======

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.        Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Zip Code                  Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
 33027                         13      $3,092,123         0.58%         8.034%          622     $237,856         81.87%
 33165                         15       2,212,847         0.41          8.328           614      147,523         84.54
 33023                         23       2,195,540         0.41          7.658           632       95,458         83.21
 33186                         14       2,135,099         0.40          7.576           599      152,507         81.77
 33029                         10       1,864,762         0.35          7.316           627      186,476         87.88
 33175                         16       1,797,296         0.34          7.387           622      112,331         76.36
 33024                         12       1,795,769         0.34          7.517           639      149,647         87.05
 33196                         11       1,641,410         0.31          8.088           627      149,219         85.38
 33312                         12       1,617,665         0.30          7.424           629      134,805         78.12
 33028                          9       1,615,922         0.30          7.717           634      179,547         85.63
 Others                     3,975     515,573,950        96.27          7.599           615      129,704         82.26
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
========                =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Zip Code                Loan Doc       Occupied
--------                ---------     ----------
 33027                     72.80%        100.00%
 33165                     85.60         100.00
 33023                     79.46         100.00
 33186                     89.88         100.00
 33029                     43.12         100.00
 33175                     87.36         100.00
 33024                     57.01         100.00
 33196                     77.89         100.00
 33312                     44.45         100.00
 33028                     83.22         100.00
 Others                    66.79          97.77
--------                --------      ---------
TOTAL                      67.02%         97.85%
========                ========      =========


                  Distribution by Remaining Months to Maturity

                                                      Pct. Of
Remaining                                             Pool By       Weighted                     Avg.        Weighted
Months To               Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Maturity                  Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
0 - 180                       345     $15,720,909         2.94%        10.080%          635      $45,568         87.73%
181 - 240                     100       5,427,451         1.01          9.516           635       54,275         86.77
241 - 360                   3,665     514,394,022        96.05          7.508           615      140,353         82.07
---------               ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
=========               =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

Remaining
Months To               Pct. Full    Pct. Owner
Maturity                Loan Doc      Occupied
---------               ---------    -----------
0 - 180                    65.53%         97.23%
181 - 240                  49.47         100.00
241 - 360                  67.25          97.85
---------               --------     ----------
TOTAL                      67.02%         97.85%
=========               ========     ==========


                          Distribution by Product Type

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.        Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Product Type              Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
------------            ---------    ------------    ---------     ----------     ---------    ---------    ----------
2/28 ARM                    1,644    $238,364,046        44.51%         7.297%          611     $144,990         83.52%
3/27 ARM                    1,407     200,786,495        37.49          7.710           614      142,705         81.33
Fixed                         811      87,910,136        16.42          7.791           628      108,397         79.58
Balloon                       248       8,481,705         1.58         11.744           648       34,200         98.42
------------            ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
=========               =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Product Type            Loan Doc       Occupied
------------            ---------     ----------
2/28 ARM                   68.31%         96.90%
3/27 ARM                   63.46          99.04
Fixed                      71.43          97.51
Balloon                    69.33         100.00
------------            --------      ---------
TOTAL                      67.02%         97.85%
============            ========      =========


                          Distribution by Periodic Cap

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Periodic Cap              Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
------------            ---------    ------------    ---------     ----------     ---------    ---------     ----------
 1.00%                      2,746    $393,279,240        73.44%         7.476%          611     $143,219         82.26%
 1.50%                        305      45,871,301         8.57          7.571           620      150,398         84.74
N/A                         1,059      96,391,841        18.00          8.139           630       91,022         81.24
------------            ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
============            =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
Periodic Cap            Loan Doc      Occupied
------------            ---------    ----------
 1.00%                     67.11%         97.63%
 1.50%                     57.38         100.00
N/A                        71.24          97.73
------------            --------     ----------
TOTAL                      67.02%         97.85%
============            ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset


                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.        Weighted
Months To               Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Rate Reset                Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
----------              ---------    ------------    ---------     ----------     ---------    ---------    ----------
 1-12                           1        $113,159         0.02%         6.000%          642     $113,159         79.99%
 13-24                      1,621     234,925,289        43.87          7.299           611      144,926         83.46
 25-36                      1,395     198,815,924        37.12          7.711           614      142,520         81.42
 37-48                         34       5,296,168         0.99          7.390           621      155,770         82.21
N/A                         1,059      96,391,841        18.00          8.139           630       91,022         81.24
----------              ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
==========              =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

Months To               Pct. Full     Pct. Owner
Rate Reset              Loan Doc       Occupied
----------              ---------     ----------
 1-12                     100.00%        100.00%
 13-24                     68.42          96.85
 25-36                     63.49          99.03
 37-48                     59.80         100.00
N/A                        71.24          97.73
----------              --------      ---------
TOTAL                      67.02%         97.85%
==========              ========      =========


                      Distribution by Maximum Lifetime Rate

                                                        Pct. Of
                                                        Pool By       Weighted                     Avg.        Weighted
   Maximum                Number Of     Principal      Principal     Avg. Gross     Weighted    Principal     Avg. Comb.
Lifetime Rate               Loans        Balance        Balance        Coupon       Avg. FICO    Balance      Orig. LTV
--------------            ---------   -----------      ---------     ----------     ---------   ---------     ----------
12.99% & Below                550     $87,995,218        16.43%         6.290%          627     $159,991         80.51%
13.00-13.49%                  288      42,687,979         7.97          6.785           621      148,222         82.85
13.50-13.99%                  470      69,781,098        13.03          7.065           623      148,470         82.75
14.00-14.49%                  363      52,222,303         9.75          7.398           621      143,863         82.44
14.50-14.99%                  498      73,331,192        13.69          7.788           618      147,251         83.96
15.00-15.49%                  317      42,477,498         7.93          8.279           594      133,998         83.44
15.50-15.99%                  287      39,499,233         7.38          8.731           580      137,628         81.72
16.00% & Above                278      31,156,020         5.82          9.548           571      112,072         83.72
N/A                         1,059      96,391,841        18.00          8.139           630       91,022         81.24
--------------            -------    ------------      -------       --------       -------    ---------      --------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
==============            =======    ============      =======       ========       =======    =========      ========

(Table continues below)

   Maximum                Pct. Full    Pct. Owner
Lifetime Rate             Loan Doc      Occupied
--------------            ---------    ----------
12.99% & Below             69.68%         93.88%
13.00-13.49%               72.83          95.90
13.50-13.99%               62.31          98.36
14.00-14.49%               54.78          98.46
14.50-14.99%               62.09          99.82
15.00-15.49%               71.90          99.86
15.50-15.99%               65.39         100.00
16.00% & Above             76.55          99.85
N/A                        71.24          97.73
--------------            ------       --------
TOTAL                      67.02%         97.85%
==============            ======       ========


                             Distribution by Margin

                                                      Pct. Of
                                                      Pool By        Weighted                     Avg.          Weighted
                        Number Of     Principal      Principal      Avg. Gross     Weighted    Principal       Avg. Comb.
Margin                    Loans        Balance        Balance         Coupon       Avg. FICO    Balance        Orig. LTV
--------------          ---------    ------------    ---------      ----------     ---------   ---------      ----------
4.99% & Below                  18      $3,902,752         0.73%         6.207%          671     $216,820         78.26%
5.00- 5.49%                    84      14,981,026         2.80          6.044           656      178,346         79.33
5.50- 5.99%                   214      36,034,659         6.73          6.202           643      168,386         81.08
6.00- 6.49%                   407      67,006,664        12.51          6.683           629      164,636         82.55
6.50- 6.99%                   487      76,222,498        14.23          6.978           624      156,514         82.42
7.00- 7.49%                   548      79,121,686        14.77          7.479           613      144,383         83.29
7.50- 7.99%                   468      62,041,175        11.58          7.897           604      132,567         83.22
8.00% & Above                 825      99,840,081        18.64          8.893           577      121,018         82.70
N/A                         1,059      96,391,841        18.00          8.139           630       91,022         81.24
-------------           ---------    ------------    ---------       --------      --------    ---------       -------
TOTAL                       4,110    $535,542,383       100.00%         7.604%          615     $130,302         82.29%
=============           =========    ============    =========       ========      ========    =========       =======

(Table continues below)

                        Pct. Full    Pct. Owner
Margin                  Loan Doc      Occupied
4.99% & Below              58.62%        100.00%
5.00- 5.49%                60.66          98.05
5.50- 5.99%                69.04          97.31
6.00- 6.49%                67.17          97.70
6.50- 6.99%                57.87          95.98
7.00- 7.49%                64.97          97.69
7.50- 7.99%                67.01          97.86
8.00% & Above              72.00          99.70
N/A                        71.24          97.73
-------------           --------     ----------
TOTAL                      67.02%         97.85%
=============           ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

---------------------------------------------------------------------
Scheduled Principal Balance(1):                         $297,627,665
Number of Mortgage Loans:                                      2,232
Avg. Scheduled Principal Balance:                           $133,346
Wtd. Avg. Gross Coupon:                                       7.484%
Wtd. Avg. Net Coupon(2):                                      6.949%
Wtd. Avg. Original FICO Score:                                   611
Wtd. Avg. Combined Original LTV Ratio(3):                     82.67%
Wtd. Avg.  Std. Remaining Term (Mo.):                            358
Wtd. Avg.  Seasoning (Mo.):                                        2
Wtd. Avg.  Months to Roll:                                        27
Wtd. Avg.  Gross Margin:                                       7.16%
Wtd. Avg.  Initial Rate Cap:                                   2.85%
Wtd. Avg. Periodic Rate Cap:                                   1.06%
Wtd. Avg. Gross Max. Lifetime Rate:                           14.10%
---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.


                    Distribution by Current Principal Balance

                                                     Pct. Of Pool    Weighted                     Avg.        Weighted
Current Principal       Number Of     Principal      By Principal   Avg. Gross     Weighted    Principal     Avg. Comb.
     Balance              Loans        Balance          Balance       Coupon       Avg. FICO    Balance      Orig. LTV
-------------------     ---------    -----------     ------------   ----------     ---------   ---------     ----------
$50,000 & Below                73      $3,136,193         1.05%         8.457%          577      $42,962         74.12%
$50,001 - $75,000             329      20,781,376         6.98          7.888           604       63,165         80.57
$75,001 - $100,000            428      37,550,757        12.62          7.680           603       87,735         82.01
$100,001 - $125,000           397      44,452,897        14.94          7.500           609      111,972         82.82
$125,001 - $150,000           279      38,253,918        12.85          7.510           611      137,111         83.14
$150,001 - $200,000           372      64,906,280        21.81          7.399           610      174,479         82.59
$200,001 - $250,000           202      44,746,011        15.03          7.430           613      221,515         82.95
$250,001 - $300,000           109      29,798,218        10.01          7.241           624      273,378         83.87
$300,001 - $350,000            40      12,620,382         4.24          6.950           633      315,510         84.69
$350,001 - $400,000             2         762,556         0.26          9.247           592      381,278         90.00
$400,001 & Above                1         619,077         0.21          7.500           669      619,077         77.50
-------------------     ---------    ------------    ---------      ---------      --------    ---------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
===================     =========    ============    =========      =========      ========    =========     =========

(Table continues below)

Current Principal       Pct. Full    Pct. Owner
     Balance            Loan Doc      Occupied
-------------------     ---------    -----------
$50,000 & Below            86.16%         96.82%
$50,001 - $75,000          84.57          90.32
$75,001 - $100,000         75.45          97.21
$100,001 - $125,000        74.82          96.44
$125,001 - $150,000        73.90          97.37
$150,001 - $200,000        70.20          98.94
$200,001 - $250,000        61.49          99.01
$250,001 - $300,000        52.68         100.00
$300,001 - $350,000        44.64          94.80
$350,001 - $400,000        48.24         100.00
$400,001 & Above            0.00         100.00
-------------------     --------     ----------
TOTAL                      68.85%         97.47%
===================     ========     ==========


                          Distribution by Current Rate

                                                     Pct. Of Pool   Weighted Avg.               Weighted
                        Number Of     Principal      By Principal    Avg. Gross     Weighted    Principal    Avg. Comb.
Current Rate              Loans        Balance         Balance         Coupon       Avg. FICO    Balance     Orig. LTV
--------------          ---------    -----------     ------------   ------------    ---------   ---------    ----------
5.99% & Below                 121     $20,333,810         6.83%         5.669%          654     $168,048         77.18%
6.00- 6.49%                   100      15,674,174         5.27          6.130           634      156,742         81.00
6.50- 6.99%                   408      59,609,543        20.03          6.753           625      146,102         82.17
7.00- 7.49%                   319      41,936,288        14.09          7.242           614      131,462         83.08
7.50- 7.99%                   572      75,340,813        25.31          7.711           612      131,715         84.10
8.00- 8.49%                   322      39,551,230        13.29          8.205           594      122,830         83.58
8.50- 8.99%                   269      31,899,171        10.72          8.696           578      118,584         82.41
9.00- 9.49%                    57       6,563,000         2.21          9.163           582      115,140         84.40
9.50- 9.99%                    44       5,055,658         1.70          9.667           559      114,901         82.63
10.00% & Above                 20       1,663,980         0.56         10.773           570       83,199         84.71
--------------          ---------    ------------    ---------      ---------       -------     --------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
==============          =========    ============    =========      =========       =======     ========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Current Rate            Loan Doc       Occupied
--------------          ---------     ----------
5.99% & Below              74.41%         94.64%
6.00- 6.49%                80.96          96.95
6.50- 6.99%                66.41          96.00
7.00- 7.49%                65.54          95.97
7.50- 7.99%                66.87          98.48
8.00- 8.49%                69.41          98.46
8.50- 8.99%                69.35          99.59
9.00- 9.49%                76.51         100.00
9.50- 9.99%                80.75         100.00
10.00% & Above             57.57         100.00
--------------          --------      ---------
TOTAL                      68.85%         97.47%
==============          ========      =========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                     Pct. Of Pool                                 Avg.        Weighted
                        Number Of     Principal      By Principal   Weighted Avg.  Weighted     Principal    Avg. Comb.
FICO                      Loans        Balance          Balance     Gross Coupon   Avg. FICO     Balance     Orig. LTV
-----------             ---------    -----------     ------------   ------------   ---------    ---------    ----------
740 & Above                    31      $4,317,403         1.45%          6.807%          765     $139,271         83.81%
720-739                        39       5,951,676         2.00           6.822           728      152,607         84.34
700-719                        58       8,158,891         2.74           6.998           709      140,671         83.22
680-699                        94      12,877,414         4.33           7.096           688      136,994         83.16
660-679                       164      23,980,571         8.06           7.057           669      146,223         83.22
640-659                       217      31,791,553        10.68           7.205           649      146,505         84.40
620-639                       235      32,660,831        10.97           7.671           627      138,982         84.19
600-619                       369      50,352,240        16.92           7.140           609      136,456         83.41
580-599                       309      38,658,480        12.99           7.404           589      125,108         83.88
560-579                       291      37,222,128        12.51           7.819           570      127,911         82.92
540-559                       213      25,693,965         8.63           8.051           549      120,629         78.91
520-539                       158      19,854,447         6.67           8.342           529      125,661         77.30
500-519                        54       6,108,067         2.05           8.320           515      113,112         77.26
-----------             ---------    ------------    ---------      ----------     ---------    ---------    ----------
TOTAL                       2,232    $297,627,665       100.00%          7.484%          611     $133,346         82.67%
===========             =========    ============    =========      ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full    Pct. Owner
FICO                    Loan Doc      Occupied
-----------             ---------    -----------
740 & Above                30.02%         82.84%
720-739                    38.18          92.60
700-719                    45.26          83.19
680-699                    39.81          95.82
660-679                    50.15          96.66
640-659                    45.85          94.98
620-639                    51.65          98.73
600-619                    78.18          97.27
580-599                    80.90          99.35
560-579                    85.18         100.00
540-559                    89.06         100.00
520-539                    89.23         100.00
500-519                   100.00         100.00
-----------             --------     ----------
TOTAL                      68.85%         97.47%
===========             ========     ==========


                           Distribution by Lien Status

                                                     Pct. Of Pool                                Avg.        Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal    Avg. Comb.
Lien Status               Loans        Balance        Balance      Gross Coupon   Avg. FICO     Balance     Orig. LTV
-----------             ---------    ------------    ------------  ------------   ---------    ---------    ----------
First                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
-----------             ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
===========             =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Lien Status             Loan Doc       Occupied
-----------             ---------    ----------
First                      68.85%         97.47%
-----------             --------     ----------
TOTAL                      68.85%         97.47%
===========             ========     ==========



                      Distribution by Combined Original LTV

                                                     Pct. Of Pool  Weighted Avg.               Weighted
Combined                Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal    Avg. Comb.
Original LTV              Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
---------------         ---------    -----------     ------------  -------------  ---------    ---------    ----------
40.00% & Below                  9        $625,305         0.21%         7.235%          587      $69,478         32.06%
40.01 - 50.00%                 14       1,403,582         0.47          7.023           596      100,256         46.16
50.01 - 60.00%                 46       5,316,690         1.79          7.220           589      115,580         56.02
60.01 - 70.00%                161      18,652,664         6.27          7.374           580      115,855         67.15
70.01 - 80.00%                911     122,808,285        41.26          7.380           619      134,806         78.79
80.01 - 85.00%                444      56,497,338        18.98          7.513           598      127,246         84.61
85.01 - 90.00%                452      64,180,810        21.56          7.613           607      141,993         89.77
90.01 - 95.00%                 82      11,445,848         3.85          7.674           618      139,584         94.61
95.01 - 100.00%               113      16,697,142         5.61          7.778           651      147,762         99.95
---------------         ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
===============         =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

Combined                Pct. Full    Pct. Owner
Original LTV            Loan Doc      Occupied
---------------         ---------    ----------
40.00% & Below             89.15%        100.00%
40.01 - 50.00%             61.94          84.47
50.01 - 60.00%             65.14         100.00
60.01 - 70.00%             62.00          96.06
70.01 - 80.00%             59.78          97.69
80.01 - 85.00%             68.06          95.64
85.01 - 90.00%             77.82          98.02
90.01 - 95.00%            100.00         100.00
95.01 - 100.00%            91.06         100.00
---------------         --------     ----------
TOTAL                      68.85%         97.47%
===============         ========     ==========



                       Distribution by Documentation Type

                                                     Pct. Of Pool   Weighted                       Avg.        Weighted
Documentation           Number Of     Principal      By Principal  Avg. Gross      Weighted     Principal     Avg. Comb.
Type                      Loans        Balance         Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  ----------     ----------    ---------     ----------
Full Doc                    1,629    $204,914,423        68.85%         7.474%          597     $125,792         83.69%
Other                         371      58,093,263        19.52          7.749           635      156,586         81.18
Stated                        232      34,619,979        11.63          7.094           652      149,224         79.14
-------------           ---------    ------------    ---------     ----------     ---------     --------      --------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
=============           =========    ============    =========     ==========     =========     ========      ========

(Table continues below)

Documentation           Pct. Full     Pct. Owner
Type                    Loan Doc       Occupied
-------------           ---------     ----------
Full Doc                  100.00%         97.32%
Other                       0.00         100.00
Stated                      0.00          94.12
-------------           --------     ----------
TOTAL                      68.85%         97.47%
=============           ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose


                                                     Pct. Of Pool   Weighted                     Avg.         Weighted
                        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Loan Purpose              Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  ----------     ---------    ---------     ----------
Cash-out Refi               1,373    $182,789,283        61.42%         7.439%          597     $133,131         81.88%
Purchase                      768     102,027,537        34.28          7.538           637      132,848         84.16
Refinance                      91      12,810,845         4.30          7.700           611      140,779         82.11
-------------           ---------    ------------    ---------     ----------     ---------     --------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
=============           =========    ============    =========     ==========     =========     ========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
Loan Purpose            Loan Doc      Occupied
-------------           ---------     ----------
Cash-out Refi              72.48%         97.09%
Purchase                   62.73          97.83
Refinance                  65.77         100.00
-------------           --------      ---------
TOTAL                      68.85%         97.47%
=============           ========     ==========


                        Distribution by Occupancy Status

                                                     Pct. Of Pool                                 Avg.        Weighted
Occupancy               Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Status                    Loans        Balance         Balance     Gross Coupon   Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ------------  -------------  ----------   ---------     ----------
Owner                       2,156    $290,096,691        97.47%         7.498%          610     $134,553         82.73%
Non-owner                      76       7,530,975         2.53          6.952           669       99,092         80.52
---------               ---------    ------------    ---------     ----------     ---------     --------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
=========               =========    ============    =========     ==========     =========     ========     =========

(Table continues below)

Occupancy               Pct. Full    Pct. Owner
Status                  Loan Doc      Occupied
---------               --------    -----------
Owner                      68.74%        100.00%
Non-owner                  72.96           0.00
---------               --------    -----------
TOTAL                      68.85%         97.47%
=========               ========    ===========



                          Distribution by Property Type


                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Property Type             Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
Single Family               1,823    $239,112,119        80.34%         7.467%          607     $131,164         82.63%
2-4 Units                     127      20,508,191         6.89          7.701           633      161,482         82.12
Condo                         150      17,318,956         5.82          7.533           632      115,460         81.84
PUD                            86      14,127,898         4.75          7.564           622      164,278         85.12
Townhouse                      46       6,560,502         2.20          7.117           625      142,620         82.59
-------------           ---------    ------------    ---------     ----------     ---------     --------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
=============           =========    ============    =========     ==========     =========     ========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
Property Type           Loan Doc      Occupied
-------------           ---------    -----------
Single Family              70.87%         97.82%
2-4 Units                  58.23          97.17
Condo                      57.96          95.60
PUD                        62.38         100.00
Townhouse                  71.17          85.11
-------------           --------     ----------
TOTAL                      68.85%         97.47%
=============           ========     ==========


                              Distribution by State

                                                     Pct. Of Pool   Weighted                     Avg.         Weighted
                        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
State                     Loans        Balance         Balance       Coupon       Avg. FICO     Balance      Orig. LTV
--------------------    ---------    ------------    ------------  ----------     ---------    ---------     ----------
Florida                       480     $65,015,244        21.84%         7.623%          617     $135,448         82.91%
Illinois                      196      31,742,910        10.67          7.865           613      161,954         84.22
Michigan                      190      22,567,892         7.58          7.743           608      118,778         82.85
Virginia                      110      14,460,859         4.86          7.321           597      131,462         80.97
California(Southern)           71      13,200,971         4.44          7.125           623      185,929         81.51
Maryland                       74      13,019,732         4.37          7.117           615      175,942         80.11
Georgia                        99      11,836,319         3.98          7.390           612      119,559         83.64
Pennsylvania                   99      11,525,047         3.87          7.312           604      116,415         82.04
North Carolina                105      11,489,139         3.86          7.618           604      109,420         82.32
California(Northern)           33       7,369,072         2.48          6.914           630      223,305         82.59
Texas                          59       6,960,731         2.34          7.145           614      117,978         83.02
Others                        716      88,439,750        29.71          7.404           607      123,519         82.70
--------------------    ---------    ------------    ---------     ----------     ---------     --------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
====================    =========    ============    =========     ==========     =========     ========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
State                   Loan Doc      Occupied
--------------------    ---------    ----------
Florida                    70.38%         99.01%
Illinois                   60.80          99.54
Michigan                   68.13          97.03
Virginia                   83.78          94.03
California(Southern)       56.24         100.00
Maryland                   65.29          96.94
Georgia                    69.55          88.35
Pennsylvania               73.59          98.00
North Carolina             69.48          97.58
California(Northern)       45.75         100.00
Texas                      67.70          97.10
Others                     71.98          96.93
--------------------    --------     ----------
TOTAL                      68.85%         97.47%
====================    ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                     Pct. Of Pool                                 Avg.         Weighted
                        Number Of     Principal      By Principal   Weighted Avg.  Weighted     Principal     Avg. Comb.
Zip Code                  Loans        Balance          Balance     Gross Coupon   Avg. FICO     Balance      Orig. LTV
--------                ---------    ------------    ------------   -------------  ---------    ---------     ----------
33029                           6      $1,425,810         0.48%          7.344%          626     $237,635         87.81%
33024                           7       1,348,022         0.45           7.244           644      192,575         88.14
33312                           9       1,276,498         0.43           7.290           631      141,833         77.76
33015                           8       1,254,105         0.42           7.745           633      156,763         88.33
33023                          10       1,199,474         0.40           7.606           622      119,947         82.34
33186                           7       1,115,499         0.37           7.610           599      159,357         83.26
60639                           5       1,107,122         0.37           7.627           647      221,424         86.89
33196                           6       1,062,869         0.36           8.201           603      177,145         82.99
20772                           5       1,035,945         0.35           7.982           602      207,189         82.89
60629                           7       1,023,781         0.34           7.827           589      146,254         78.47
Others                      2,162     285,778,539        96.02           7.478           611      132,182         82.61
--------                ---------    ------------    ---------      ----------     ---------    ---------     ---------
TOTAL                       2,232    $297,627,665       100.00%          7.484%          611     $133,346         82.67%
========                =========    ============    =========      ==========     =========    =========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
Zip Code                Loan Doc      Occupied
--------                ---------    ----------
33029                      43.69%        100.00%
33024                      44.79         100.00
33312                      44.13         100.00
33015                      76.86         100.00
33023                      65.66         100.00
33186                      80.64         100.00
60639                      38.98         100.00
33196                      82.46         100.00
20772                      77.20         100.00
60629                      32.37         100.00
Others                     69.30          97.36
--------                --------     ----------
TOTAL                      68.85%         97.47%
========                ========     ==========


                  Distribution by Remaining Months to Maturity

Remaining                                            Pct. Of Pool                                Avg.         Weighted
Months To               Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Maturity                  Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ------------  -------------  ---------    ---------     ----------
241 - 360                   2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
---------               ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
=========               =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

Remaining
Months To               Pct. Full     Pct. Owner
Maturity                Loan Doc       Occupied
---------               ---------     ----------
241 - 360                  68.85%         97.47%
---------               --------      ---------
TOTAL                      68.85%         97.47%
=========               ========      =========



                          Distribution by Product Type

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Product Type              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
------------            ---------    ------------    ------------  -------------  ---------    ---------     ----------
2/28 ARM                    1,285    $173,480,492        58.29%         7.305%          610     $135,004         83.38%
3/27 ARM                      947     124,147,173        41.71          7.734           613      131,095         81.68
------------            ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
============            =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
Product Type            Loan Doc      Occupied
------------            ---------    -----------
2/28 ARM                   70.30%         96.35%
3/27 ARM                   66.83          99.03
------------            --------     ----------
TOTAL                      68.85%         97.47%
============            ========     ==========


                          Distribution by Periodic Cap

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Periodic Cap              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
------------            ---------    ------------    ------------  -------------  ---------    ---------     ----------
 1.00%                      1,997    $264,579,868        88.90%         7.477%          610     $132,489         82.33%
 1.50%                        235      33,047,797        11.10          7.539           624      140,629         85.43
------------            ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
============            =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Periodic Cap            Loan Doc       Occupied
------------            ---------     ----------
 1.00%                     70.30%         97.15%
 1.50%                     57.22         100.00
------------            --------      ---------
TOTAL                      68.85%         97.47%
============            ========      =========


                      Distribution by Months to Rate Reset

                                                     Pct. Of Pool                                Avg.         Weighted
Months To               Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Rate Reset                Loans        Balance        Balance      Gross Coupon   Avg. FICO     Balance      Orig. LTV
----------              ---------    ------------    ------------  -------------  ---------    ---------     ----------
1-12                            1        $113,159         0.04%         6.000%          642     $113,159         79.99%
13-24                       1,268     170,864,298        57.41          7.309           609      134,751         83.31
25-36                         939     123,202,206        41.39          7.723           613      131,206         81.80
37-48                          24       3,448,002         1.16          7.668           629      143,667         82.05
----------              ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
==========              =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Months To               Pct. Full     Pct. Owner
Rate Reset              Loan Doc       Occupied
----------              ---------    ------------
1-12                      100.00%        100.00%
13-24                      70.53          96.30
25-36                      66.57          99.03
37-48                      66.13         100.00
----------              --------     ----------
TOTAL                      68.85%         97.47%
==========              ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Maximum Lifetime Rate

                                                     Pct. Of Pool  Weighted Avg.               Weighted
Maximum Lifetime        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Rate                      Loans        Balance          Balance      Coupon       Avg. FICO     Balance      Orig. LTV
----------------        ---------    ------------    ------------  -------------  ---------    ---------     ----------
12.99% & Below                418     $61,703,160        20.73%         6.295%          625     $147,615         80.08%
13.00-13.49%                  207      26,723,325         8.98          6.981           614      129,098         82.76
13.50-13.99%                  374      49,678,662        16.69          7.188           616      132,831         82.87
14.00-14.49%                  241      30,469,043        10.24          7.513           614      126,428         83.01
14.50-14.99%                  432      58,419,198        19.63          7.806           619      135,230         84.30
15.00-15.49%                  235      31,194,417        10.48          8.216           598      132,742         83.76
15.50-15.99%                  213      27,293,267         9.17          8.718           580      128,137         82.14
16.00% & Above                112      12,146,593         4.08          9.560           577      108,452         84.57
----------------        ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
----------------        ---------    ------------    ---------     ----------     ---------    ---------     ---------

(Table continues below)

Maximum Lifetime        Pct. Full    Pct. Owner
Rate                    Loan Doc      Occupied
----------------        ---------    -----------
12.99% & Below             75.21%         93.59%
13.00-13.49%               76.17          93.67
13.50-13.99%               67.58          97.70
14.00-14.49%               60.23          98.00
14.50-14.99%               65.10          99.78
15.00-15.49%               68.92         100.00
15.50-15.99%               64.90         100.00
16.00% & Above             74.01         100.00
----------------        --------     ----------
TOTAL                      68.85%         97.47%
================        ========     ==========


                             Distribution by Margin

                                                     Pct. Of Pool   Weighted                     Avg.         Weighted
                        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Margin                    Loans        Balance         Balance       Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
4.99% & Below                   7        $888,055         0.30%         5.504%          678     $126,865         83.82%
5.00- 5.49%                    70      11,716,410         3.94          6.057           659      167,377         79.39
5.50- 5.99%                   173      26,559,179         8.92          6.218           643      153,521         80.23
6.00- 6.49%                   253      37,264,495        12.52          6.835           628      147,290         83.00
6.50- 6.99%                   356      50,361,232        16.92          7.014           620      141,464         82.28
7.00- 7.49%                   420      56,032,837        18.83          7.475           607      133,412         83.31
7.50- 7.99%                   419      51,299,694        17.24          7.880           604      122,434         83.66
8.00% & Above                 534      63,505,764        21.34          8.744           581      118,925         83.03
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                       2,232    $297,627,665       100.00%         7.484%          611     $133,346         82.67%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
Margin                  Loan Doc      Occupied
-------------           ---------    -----------
4.99% & Below              82.57%        100.00%
5.00- 5.49%                56.40          97.50
5.50- 5.99%                73.36          97.90
6.00- 6.49%                70.72          97.40
6.50- 6.99%                65.73          95.31
7.00- 7.49%                71.24          96.73
7.50- 7.99%                67.18          97.41
8.00% & Above              69.69          99.70
-------------           --------     ----------
TOTAL                      68.85%         97.47%
=============           ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

---------------------------------------------------------------------
Scheduled Principal Balance(1):                          $63,624,032

Number of Mortgage Loans:                                        708

Avg. Scheduled Principal Balance:                            $89,864

Wtd. Avg. Gross Coupon:                                       8.106%

Wtd. Avg. Net Coupon(2):                                      7.571%

Wtd. Avg. Original FICO Score:                                   627

Wtd. Avg. Combined Original LTV Ratio(3):                     80.75%

Wtd. Avg.  Std. Remaining Term (Mo.):                            322

Wtd. Avg.  Seasoning (Mo.):                                        2
---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.


                    Distribution by Current Principal Balance

                                                     Pct. Of Pool    Weighted                     Avg.        Weighted
Current Principal       Number Of     Principal      By Principal   Avg. Gross     Weighted    Principal     Avg. Comb.
     Balance              Loans        Balance          Balance       Coupon       Avg. FICO    Balance      Orig. LTV
-------------------     ---------    -----------     ------------   ----------     ---------   ---------     ----------
$50,000 & Below               218      $6,822,129        10.72%        10.913%          637      $31,294         88.91%
$50,001 - $75,000             137       8,463,597        13.30          8.793           629       61,778         79.75
$75,001 - $100,000            111       9,818,005        15.43          7.975           618       88,450         77.39
$100,001 - $125,000            80       8,910,937        14.01          7.797           619      111,387         79.60
$125,001 - $150,000            55       7,532,765        11.84          7.733           624      136,959         79.85
$150,001 - $200,000            58      10,052,004        15.80          7.504           614      173,310         81.18
$200,001 - $250,000            32       7,165,166        11.26          7.145           639      223,911         79.09
$250,001 - $300,000            14       3,923,581         6.17          6.959           651      280,256         82.69
$300,001 - $350,000             3         935,847         1.47          7.386           669      311,949         83.43
-------------------     ---------    ------------     --------      ---------      --------    ---------     ---------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
===================     =========    ============     ========      =========      ========    =========     =========

(Table continues below)

Current Principal       Pct. Full    Pct. Owner
     Balance            Loan Doc      Occupied
-------------------     ---------    -----------
$50,000 & Below            69.18%         99.27%
$50,001 - $75,000          74.75          90.64
$75,001 - $100,000         72.57          91.20
$100,001 - $125,000        73.67          98.77
$125,001 - $150,000        69.18          96.22
$150,001 - $200,000        76.00         100.00
$200,001 - $250,000        58.26         100.00
$250,001 - $300,000        63.27         100.00
$300,001 - $350,000        32.44         100.00
-------------------     --------     ----------
TOTAL                      70.02%         96.70%
===================     ========     ==========


                          Distribution by Current Rate


                                                     Pct. Of Pool    Weighted         Avg.                    Weighted
                        Number Of     Principal      By Principal   Avg. Gross     Weighted    Principal      Avg. Comb.
Current Rate              Loans        Balance          Balance       Coupon       Avg. FICO    Balance       Orig. LTV
--------------          ---------    ------------    ------------  ----------      ---------   ---------      ---------
5.99% & Below                   8      $1,208,742         1.90%         5.727%          703     $151,093         67.21%
6.00- 6.49%                    15       2,207,922         3.47          6.226           674      147,195         77.93
6.50- 6.99%                    70      10,430,526        16.39          6.797           664      149,008         77.48
7.00- 7.49%                    62       8,160,325        12.83          7.241           638      131,618         79.80
7.50- 7.99%                   150      17,535,595        27.56          7.756           618      116,904         80.65
8.00- 8.49%                    93       8,194,417        12.88          8.216           609       88,112         76.91
8.50- 8.99%                    90       6,954,490        10.93          8.716           590       77,272         81.96
9.00- 9.49%                    12       1,034,330         1.63          9.122           567       86,194         80.55
9.50- 9.99%                    27       1,779,107         2.80          9.671           575       65,893         78.65
10.00% & Above                181       6,118,578         9.62         12.178           634       33,804         95.97
--------------          ---------    ------------    ---------     ----------      --------    ---------      --------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
==============          =========    ============    =========     ==========      ========    =========      ========

(Table continues below)

                        Pct. Full     Pct. Owner
Current Rate            Loan Doc       Occupied
-------------           ---------     -----------
5.99% & Below              87.85%        100.00%
6.00- 6.49%                68.90         100.00
6.50- 6.99%                60.11          99.50
7.00- 7.49%                70.61          96.52
7.50- 7.99%                73.20          95.18
8.00- 8.49%                66.47          93.54
8.50- 8.99%                83.98          94.41
9.00- 9.49%                76.80         100.00
9.50- 9.99%                70.34         100.00
10.00% & Above             61.50         100.00
--------------          --------      ---------
TOTAL                      70.02%         96.70%
==============          ========      =========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO


                                                     Pct. Of Pool                                 Avg.        Weighted
                        Number Of     Principal      By Principal   Weighted Avg.  Weighted     Principal    Avg. Comb.
FICO                      Loans        Balance          Balance     Gross Coupon   Avg. FICO     Balance     Orig. LTV
-----------             ---------    -----------     ------------   ------------   ---------    ---------    ----------
740 & Above                    29      $2,403,251         3.78%         7.448%          766      $82,871         76.90%
720-739                        15       2,025,311         3.18          6.634           729      135,021         80.02
700-719                        34       3,144,841         4.94          7.563           708       92,495         85.23
680-699                        44       4,273,743         6.72          7.507           691       97,131         80.41
660-679                        77       6,787,945        10.67          7.895           669       88,155         83.39
640-659                        78       6,938,032        10.90          8.303           647       88,949         85.85
620-639                       107       6,534,281        10.27          9.128           628       61,068         85.12
600-619                       118       9,946,057        15.63          8.161           609       84,289         82.21
580-599                        74       7,902,103        12.42          7.878           589      106,785         77.38
560-579                        55       5,448,364         8.56          8.249           569       99,061         77.59
540-559                        43       4,601,158         7.23          8.397           549      107,004         73.57
520-539                        28       2,900,574         4.56          8.354           529      103,592         75.03
500-519                         6         718,371         1.13          8.990           517      119,729         73.79
-----------             ---------    ------------    ---------      ---------      --------    ---------     ---------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
===========             =========    ============    =========      =========      ========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
FICO                    Loan Doc       Occupied
-----------             ---------     -----------
740 & Above                66.18%         91.90%
720-739                    59.51          95.84
700-719                    43.28          86.53
680-699                    44.48          88.87
660-679                    57.76          95.45
640-659                    58.42          96.87
620-639                    61.10          97.02
600-619                    89.03          98.79
580-599                    73.76          98.98
560-579                    79.37         100.00
540-559                    85.38         100.00
520-539                   100.00         100.00
500-519                    95.46         100.00
-----------             --------      ---------
TOTAL                      70.02%         96.70%
===========             ========      =========



                           Distribution by Lien Status

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Lien Status               Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-----------             ---------    ------------    ------------  ------------   ---------    ---------     ----------
First                         511     $57,278,718        90.03%         7.687%          624     $112,091         78.81%
Second                        197       6,345,314         9.97         11.892           649       32,210         98.23
-----------             ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
===========             =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

                        Pct. Full    Pct. Owner
Lien Status             Loan Doc      Occupied
-----------             ---------    -----------
First                      70.90%         96.33%
Second                     62.00         100.00
-----------             --------     ----------
TOTAL                      70.02%         96.70%
===========             ========     ==========


                      Distribution by Combined Original LTV


                                                     Pct. Of Pool  Weighted Avg.                Weighted
Combined                Number Of     Principal      By Principal   Avg. Gross     Weighted     Principal     Avg. Comb.
Original LTV              Loans        Balance          Balance       Coupon       Avg. FICO     Balance      Orig. LTV
---------------         ---------    -----------     ------------  -------------   ---------    ---------     ----------
40.00% & Below                  8        $625,592         0.98%         8.043%          610      $78,199         31.00%
40.01 - 50.00%                 18       1,343,358         2.11          7.845           614       74,631         45.16
50.01 - 60.00%                 35       2,733,211         4.30          7.489           613       78,092         55.50
60.01 - 70.00%                 60       6,297,958         9.90          7.628           601      104,966         66.87
70.01 - 80.00%                196      22,767,706        35.78          7.629           632      116,162         78.04
80.01 - 85.00%                 80       9,407,727        14.79          7.716           625      117,597         84.29
85.01 - 90.00%                 93      10,861,678        17.07          7.901           621      116,792         89.82
90.01 - 95.00%                 63       3,608,736         5.67          9.268           646       57,282         94.66
95.01 - 100.00%               155       5,978,066         9.40         11.059           649       38,568         99.95
---------------         ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
===============         =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

Combined                Pct. Full    Pct. Owner
Original LTV            Loan Doc      Occupied
---------------         ---------    -----------
40.00% & Below             46.20%        100.00%
40.01 - 50.00%             86.42          96.12
50.01 - 60.00%             64.15          96.89
60.01 - 70.00%             71.68          96.58
70.01 - 80.00%             71.05          96.91
80.01 - 85.00%             70.71          92.72
85.01 - 90.00%             64.75          96.71
90.01 - 95.00%             64.95         100.00
95.01 - 100.00%            77.35         100.00
---------------         --------     ----------
TOTAL                      70.02%         96.70%
===============         ========     ==========



                       Distribution by Documentation Type

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Documentation           Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Type                      Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
Full Doc                      500     $44,547,081        70.02%         8.035%          616      $89,094         80.85%
Other                         153      13,733,614        21.59          8.487           641       89,762         81.42
Stated                         55       5,343,337         8.40          7.718           678       97,152         78.14
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
=============           =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Documentation           Pct. Full    Pct. Owner
Type                    Loan Doc      Occupied
-------------           ---------    ----------
Full Doc                  100.00%         96.62%
Other                       0.00          99.35
Stated                      0.00          90.56
-------------           --------     ----------
TOTAL                      70.02%         96.70%
=============           ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                     Pct. Of Pool   Weighted                     Avg.         Weighted
                        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Loan Purpose              Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  ----------     ---------    ---------     ----------
Cash-out Refi                 442     $46,362,612        72.87%         7.755%          621     $104,893         78.59%
Purchase                      230      14,117,714        22.19          9.174           650       61,381         87.95
Refinance                      36       3,143,705         4.94          8.492           605       87,325         80.18
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
=============           =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Loan Purpose            Loan Doc       Occupied
-------------           ---------    ------------
Cash-out Refi              67.55%         95.78%
Purchase                   76.34          98.99
Refinance                  78.03         100.00
-------------           --------     ----------
TOTAL                      70.02%         96.70%
=============           ========     ==========



                        Distribution by Occupancy Status

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Occupancy               Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Status                    Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
Owner                         681     $61,524,040        96.70%         8.111%          625      $90,344         80.81%
Non-owner                      27       2,099,991         3.30          7.952           679       77,777         78.89
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
=========               =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Occupancy               Pct. Full     Pct. Owner
Status                  Loan Doc       Occupied
---------               ---------     ----------
Owner                      69.96%        100.00%
Non-owner                  71.74           0.00
---------               --------      ---------
TOTAL                      70.02%         96.70%
=========               ========      =========


                          Distribution by Property Type


                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Property Type             Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
Single Family                 599     $54,554,775        85.75%         8.071%          624      $91,076         80.75%
2-4 Units                      26       2,909,882         4.57          7.815           671      111,919         78.95
PUD                            31       2,673,203         4.20          8.337           630       86,232         79.92
Condo                          37       2,541,130         3.99          8.538           628       68,679         81.92
Townhouse                      15         945,042         1.49          9.235           636       63,003         85.30
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full    Pct. Owner
Property Type           Loan Doc      Occupied
-------------           ---------    ----------
Single Family              68.87%         96.95%
2-4 Units                  80.46          95.12
PUD                        71.28         100.00
Condo                      86.16          97.25
Townhouse                  57.16          76.21
-------------           --------     ----------
TOTAL                      70.02%         96.70%
=============           ========     ==========


                              Distribution by State

                                                      Pct. Of       Weighted
                                                      Pool By         Avg.                       Avg.         Weighted
                        Number Of     Principal      Principal       Gross        Weighted     Principal     Avg. Comb.
State                     Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
--------------------    ---------    ------------    ---------     ----------     ---------    ---------     ----------
Florida                       209     $18,201,467        28.61%         8.189%          631      $87,088         80.44%
Texas                          58       5,085,355         7.99          7.972           637       87,679         76.44
Pennsylvania                   51       4,940,884         7.77          7.890           629       96,880         84.21
California(Southern)           25       3,473,723         5.46          7.080           641      138,949         79.03
Illinois                       38       3,276,183         5.15          8.300           630       86,215         82.93
Maryland                       23       2,597,257         4.08          8.341           645      112,924         82.15
North Carolina                 35       2,305,050         3.62          8.992           610       65,859         81.72
Washington                     15       2,175,926         3.42          7.243           640      145,062         83.03
Michigan                       24       1,790,818         2.81          8.609           632       74,617         84.47
Virginia                       26       1,785,831         2.81          8.686           601       68,686         76.31
Georgia                        23       1,636,962         2.57          9.147           626       71,172         88.19
Others                        181      16,354,575        25.71          8.030           615       90,357         79.97
--------------------    ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
====================    =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

                        Pct. Full     Pct. Owner
State                   Loan Doc       Occupied
--------------------    ---------    ------------
Florida                    78.54%         99.40%
Texas                      57.84          91.77
Pennsylvania               58.26          97.78
California(Southern)       76.02         100.00
Illinois                   64.06         100.00
Maryland                   36.35          87.72
North Carolina             73.41          97.25
Washington                 39.74          96.49
Michigan                   69.22          81.93
Virginia                   78.08          96.81
Georgia                    76.53          81.52
Others                     75.23          98.04
--------------------    --------     ----------
TOTAL                      70.02%         96.70%
====================    ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code


                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.        Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Zip Code                  Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
 33013                          5        $539,535         0.85%         8.249%          629     $107,907         79.71%
 33175                          5         531,228         0.83          7.536           607      106,246         69.67
 33196                          4         529,630         0.83          7.697           670      132,408         88.83
 33018                          5         489,041         0.77          7.561           656       97,808         82.69
 33012                          3         483,883         0.76          7.627           574      161,294         76.92
 33016                          4         480,939         0.76          7.786           634      120,235         76.95
 33010                          4         426,350         0.67          8.242           654      106,588         83.95
 33186                          2         411,043         0.65          7.111           653      205,521         82.43
 33056                          4         374,553         0.59          7.596           617       93,638         73.48
 33134                          2         352,331         0.55          7.025           621      176,166         79.70
 Others                       670      59,005,499        92.74          8.140           626       88,068         80.85
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
========                =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Zip Code                Loan Doc       Occupied
--------                ---------    ------------
 33013                    100.00%        100.00%
 33175                    100.00         100.00
 33196                     66.69         100.00
 33018                    100.00         100.00
 33012                    100.00         100.00
 33016                    100.00         100.00
 33010                    100.00         100.00
 33186                    100.00         100.00
 33056                     62.73         100.00
 33134                    100.00         100.00
 Others                    68.20          96.44
--------                --------     ----------
TOTAL                      70.02%         96.70%
========                ========     ==========


                  Distribution by Remaining Months to Maturity

Remaining                                            Pct. Of Pool                                Avg.         Weighted
Months To               Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Maturity                  Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ------------  -------------  ---------    ---------     ----------
0 - 180                       219     $10,180,614        16.00%         9.817%          637      $46,487         86.19%
181 - 240                      59       3,424,120         5.38          9.208           639       58,036         86.42
241 - 360                     430      50,019,297        78.62          7.682           624      116,324         79.25
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------

(Table continues below)

Remaining
Months To               Pct. Full     Pct. Owner
Maturity                Loan Doc       Occupied
---------               ---------    ------------
0 - 180                    63.02%         95.73%
181 - 240                  53.77         100.00
241 - 360                  72.55          96.67
---------               --------     ----------
TOTAL                      70.02%         96.70%
---------               --------     ----------



                          Distribution by Product Type

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Product Type              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
Fixed                         560     $58,776,970        92.38%         7.805%          625     $104,959         79.33%
Fixed Balloon                 148       4,847,062         7.62         11.761           644       32,750         97.97
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         708     $63,624,032       100.00%         8.106%          627      $89,864         80.75%
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------

(Table continues below)

                        Pct. Full     Pct. Owner
Product Type            Loan Doc       Occupied
------------            ---------     ----------
Fixed                      70.09%         96.43%
Fixed Balloon              69.14         100.00
------------            --------      ---------
TOTAL                      70.02%         96.70%
------------            --------      ---------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans


---------------------------------------------------------------------
Scheduled Principal Balance(1):                         $141,522,876

Number of Mortgage Loans:                                        819

Avg. Scheduled Principal Balance:                           $172,800

Wtd. Avg. Gross Coupon:                                       7.491%

Wtd. Avg. Net Coupon(2):                                      6.956%

Wtd. Avg. Original FICO Score:                                   615

Wtd. Avg. Combined Original LTV Ratio(3):                     82.20%

Wtd. Avg.  Std. Remaining Term (Mo.):                            358

Wtd. Avg.  Seasoning (Mo.):                                        2

Wtd. Avg.  Months to Roll:                                        28

Wtd. Avg.  Gross Margin:                                       7.15%

Wtd. Avg.  Initial Rate Cap:                                   2.89%

Wtd. Avg. Periodic Rate Cap:                                   1.05%

Wtd. Avg. Gross Max. Lifetime Rate:                           14.26%
---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.


                    Distribution by Current Principal Balance

                                                     Pct. Of Pool    Weighted                     Avg.        Weighted
Current Principal       Number Of     Principal      By Principal   Avg. Gross     Weighted    Principal     Avg. Comb.
     Balance              Loans        Balance          Balance       Coupon       Avg. FICO    Balance      Orig. LTV
-------------------     ---------    -----------     ------------   ----------     ---------   ---------     ----------
$50,000 & Below                25      $1,012,129         0.72%         9.572%          569      $40,485         72.98%
$50,001 - $75,000             100       6,337,408         4.48          8.465           604       63,374         81.16
$75,001 - $100,000            101       8,697,030         6.15          8.005           596       86,109         81.33
$100,001 - $125,000           135      15,233,238        10.76          7.934           593      112,839         81.20
$125,001 - $150,000            99      13,607,363         9.61          7.614           605      137,448         81.27
$150,001 - $200,000           126      21,822,181        15.42          7.515           607      173,192         82.02
$200,001 - $250,000            70      15,678,352        11.08          7.420           609      223,976         82.51
$250,001 - $300,000            33       8,919,315         6.30          7.122           621      270,282         83.64
$300,001 - $350,000            55      18,133,859        12.81          7.353           623      329,707         84.34
$350,001 - $400,000            38      14,297,466        10.10          6.901           628      376,249         81.33
$400,001 & Above               37      17,784,535        12.57          7.138           648      480,663         82.86
-------------------     ---------    ------------    ---------      ---------      --------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
===================     =========    ============    =========      =========      ========    =========     =========

(Table continues below)

Current Principal       Pct. Full    Pct. Owner
     Balance            Loan Doc      Occupied
-------------------     ---------    -----------
$50,000 & Below            74.92%         95.41%
$50,001 - $75,000          79.25          93.46
$75,001 - $100,000         84.04          99.04
$100,001 - $125,000        82.24          99.22
$125,001 - $150,000        72.46         100.00
$150,001 - $200,000        64.63          98.36
$200,001 - $250,000        64.10          97.28
$250,001 - $300,000        54.05         100.00
$300,001 - $350,000        44.36          98.08
$350,001 - $400,000        39.74         100.00
$400,001 & Above           40.22         100.00
-------------------     --------     ----------
TOTAL                      60.29%         98.73%
===================     ========     ==========


                          Distribution by Current Rate

                                                     Pct. Of Pool    Weighted         Avg.                    Weighted
                        Number Of      Principal     By Principal   Avg. Gross     Weighted    Principal      Avg. Comb.
Current Rate              Loans         Balance         Balance       Coupon       Avg. FICO    Balance       Orig. LTV
--------------          ---------    ------------    ------------   ----------     ---------   ---------      ---------
5.99% & Below                  23      $6,290,434         4.44%         5.659%          651     $273,497         80.94%
6.00- 6.49%                   144      26,761,775        18.91          6.303           637      185,846         81.43
6.50- 6.99%                   112      24,230,615        17.12          6.713           639      216,345         82.74
7.00- 7.49%                   144      25,082,809        17.72          7.212           627      174,186         82.14
7.50- 7.99%                    66      15,772,027        11.14          7.672           619      238,970         83.25
8.00- 8.49%                    53       8,639,661         6.10          8.199           592      163,012         82.12
8.50- 8.99%                    70      12,085,408         8.54          8.706           579      172,649         80.70
9.00- 9.49%                   105      11,567,786         8.17          9.192           568      110,169         83.72
9.50- 9.99%                    71       8,421,653         5.95          9.683           559      118,615         82.96
10.00% & Above                 31       2,670,708         1.89         10.282           556       86,152         80.60
--------------          ---------    ------------    ---------      ---------      --------    ---------      --------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
==============          =========    ============    =========      =========      ========    =========      ========

(Table continues below)

                        Pct. Full    Pct. Owner
Current Rate            Loan Doc      Occupied
--------------          ---------    ------------
5.99% & Below              61.81%        100.00%
6.00- 6.49%                64.29          95.67
6.50- 6.99%                46.76          98.86
7.00- 7.49%                50.97          98.98
7.50- 7.99%                45.77         100.00
8.00- 8.49%                75.66         100.00
8.50- 8.99%                66.59         100.00
9.00- 9.49%                79.09          99.48
9.50- 9.99%                81.10         100.00
10.00% & Above             87.67          98.26
--------------          --------     ----------
TOTAL                      60.29%         98.73%
==============          ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                     Pct. Of Pool                                 Avg.        Weighted
                        Number Of     Principal      By Principal   Weighted Avg.  Weighted     Principal    Avg. Comb.
FICO                      Loans        Balance          Balance     Gross Coupon   Avg. FICO     Balance     Orig. LTV
-----------             ---------    -----------     ------------   ------------   ---------    ---------    ----------
740 & Above                    15      $2,964,975         2.10%         6.392%          763     $197,665         83.19%
720-739                        15       2,203,732         1.56          6.663           729      146,915         87.71
700-719                        17       4,163,588         2.94          7.159           706      244,917         86.59
680-699                        37       7,888,272         5.57          7.310           686      213,197         85.48
660-679                        51      11,401,339         8.06          7.002           669      223,556         81.83
640-659                        70      15,011,875        10.61          7.056           648      214,455         83.48
620-639                       161      27,623,828        19.52          7.022           629      171,577         82.29
600-619                       118      21,655,059        15.30          7.194           609      183,517         82.96
580-599                        78      12,489,717         8.83          7.722           589      160,125         83.81
560-579                        64      11,294,797         7.98          7.888           569      176,481         80.93
540-559                        55       7,146,363         5.05          8.611           549      129,934         80.20
520-539                        65       7,860,192         5.55          8.981           531      120,926         80.57
500-519                        72       9,729,306         6.87          8.734           506      135,129         75.32
499 & Below                     1          89,832         0.06         10.750           486       89,832         33.96
-----------             ---------    ------------    ---------      ---------      --------     --------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
===========             =========    ============    =========      =========      ========     ========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
FICO                    Loan Doc       Occupied
-----------             ---------    -----------
740 & Above                49.80%        100.00%
720-739                    46.13          89.69
700-719                    34.67          98.79
680-699                    41.71         100.00
660-679                    37.29          96.42
640-659                    35.20          98.60
620-639                    42.90          97.35
600-619                    72.88          99.45
580-599                    72.69          99.63
560-579                    74.90         100.00
540-559                    87.65         100.00
520-539                    95.60         100.00
500-519                    97.92         100.00
499 & Below               100.00         100.00
-----------             --------     -----------
TOTAL                      60.29%         98.73%
===========             ========     ===========



                           Distribution by Lien Status

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Lien Status               Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-----------             ---------    ------------    ------------  ------------   ---------    ---------     ----------
First                         818    $141,470,250        99.96%         7.491%          615     $172,947         82.20%
Second                          1          52,626         0.04          9.875           584       52,626        100.00
-----------             ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
===========             =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Lien Status             Loan Doc       Occupied
-----------             ---------    ------------
First                      60.28%         98.73%
Second                    100.00         100.00
-----------             --------     ----------
TOTAL                      60.29%         98.73%
===========             ========     ==========



                      Distribution by Combined Original LTV

                                                     Pct. Of Pool  Weighted Avg.                Weighted
  Combined              Number Of     Principal      By Principal   Avg. Gross     Weighted     Principal     Avg. Comb.
Original LTV              Loans        Balance          Balance       Coupon       Avg. FICO     Balance      Orig. LTV
---------------         ---------    -----------     ------------  -------------   ---------    ---------     ----------
40.00% & Below                  8        $749,914         0.53%         7.671%          567      $93,739         35.31%
40.01 - 50.00%                  6         902,534         0.64          7.867           552      150,422         44.57
50.01 - 60.00%                 10         913,139         0.65          8.020           580       91,314         56.79
60.01 - 70.00%                 49       7,506,206         5.30          7.380           589      153,188         67.24
70.01 - 80.00%                385      67,495,688        47.69          7.390           617      175,313         79.05
80.01 - 85.00%                168      29,446,159        20.81          7.640           603      175,275         84.58
85.01 - 90.00%                130      23,359,667        16.51          7.516           614      179,690         89.75
90.01 - 95.00%                 29       4,674,756         3.30          7.694           643      161,198         94.52
95.01 - 100.00%                34       6,474,812         4.58          7.623           675      190,436         99.75
---------------         ---------    ------------    ---------     ----------      ---------    --------      --------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
===============         =========    ============    =========     ==========      =========    ========      ========

(Table continues below)

  Combined              Pct. Full     Pct. Owner
Original LTV            Loan Doc       Occupied
---------------         ---------    -----------
40.00% & Below             67.19%        100.00%
40.01 - 50.00%             67.96         100.00
50.01 - 60.00%             56.51         100.00
60.01 - 70.00%             52.67          95.36
70.01 - 80.00%             55.54          99.30
80.01 - 85.00%             62.76          97.41
85.01 - 90.00%             65.33          99.09
90.01 - 95.00%             77.23         100.00
95.01 - 100.00%            75.79         100.00
---------------         --------     ----------
TOTAL                      60.29%         98.73%
---------------         --------     ----------


                       Distribution by Documentation Type

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Documentation           Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Type                      Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
Full Doc                      565     $85,330,026        60.29%         7.628%          597     $151,027         82.78%
Other                         179      41,559,601        29.37          7.410           640      232,177         80.90
Stated                         75      14,633,249        10.34          6.925           646      195,110         82.52
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

Documentation           Pct. Full     Pct. Owner
Type                    Loan Doc       Occupied
-------------           ---------    ------------
Full Doc                  100.00%         98.30%
Other                       0.00          99.89
Stated                      0.00          97.95
-------------           --------     ----------
TOTAL                      60.29%         98.73%
=============           ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                     Pct. Of Pool   Weighted                     Avg.         Weighted
                        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Loan Purpose              Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  ----------     ---------    ---------     ----------
Cash-out Refi                 473     $80,024,774        56.55%         7.481%          599     $169,186         81.74%
Purchase                      312      54,948,569        38.83          7.454           638      176,117         82.70
Refinance                      34       6,549,534         4.63          7.938           607      192,633         83.73
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Loan Purpose            Loan Doc       Occupied
-------------           ---------    ------------
Cash-out Refi              65.75%         98.67%
Purchase                   53.41          99.03
Refinance                  51.46          97.02
-------------           --------     ----------
TOTAL                      60.29%         98.73%
=============           ========     ==========


                        Distribution by Occupancy Status

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Occupancy               Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Status                    Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
Owner                         804    $139,727,069        98.73%         7.502%          614     $173,790         82.25%
Non-owner                      15       1,795,806         1.27          6.682           654      119,720         78.24
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

Occupancy               Pct. Full     Pct. Owner
Status                  Loan Doc       Occupied
---------               ---------     ----------
Owner                      60.03%        100.00%
Non-owner                  80.75           0.00
---------               --------      ---------
TOTAL                      60.29%         98.73%
=========               ========      =========


                          Distribution by Property Type

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Product Type              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
Single Family                 670    $112,846,505        79.74%         7.459%          613     $168,428         82.52%
Condo                          59       9,720,785         6.87          7.703           616      164,759         81.96
2-4 Units                      44       9,021,229         6.37          7.704           624      205,028         77.39
PUD                            34       8,286,810         5.86          7.493           631      243,730         83.37
Townhouse                      12       1,647,548         1.16          7.277           593      137,296         82.31
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Property Type           Loan Doc       Occupied
-------------           ---------     ----------
Single Family              59.83%         99.07%
Condo                      62.04          98.78
2-4 Units                  69.67          95.47
PUD                        53.09         100.00
Townhouse                  66.99          86.89
-------------           --------      ---------
TOTAL                      60.29%         98.73%
=============           ========      =========


                              Distribution by State

                                                      Pct. Of       Weighted
                                                      Pool By         Avg.                       Avg.         Weighted
                        Number Of     Principal      Principal       Gross        Weighted     Principal     Avg. Comb.
State                     Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
--------------------    ---------    ------------    ---------     ----------     ---------    ---------     ----------
Florida                       200     $30,842,103        21.79%         7.572%          625     $154,211         82.24%
California(Northern)           44      14,449,431        10.21          6.894           636      328,396         80.61
Illinois                       69      13,938,876         9.85          8.059           606      202,013         84.58
California(Southern)           43      12,019,282         8.49          7.184           616      279,518         79.51
Maryland                       40       8,885,392         6.28          7.453           620      222,135         80.40
Michigan                       75       8,223,591         5.81          7.838           611      109,648         81.51
Virginia                       34       6,645,812         4.70          7.471           599      195,465         85.96
Pennsylvania                   41       5,950,857         4.20          7.261           618      145,143         83.04
North Carolina                 32       3,701,621         2.62          8.090           589      115,676         80.83
Georgia                        21       3,315,357         2.34          7.688           619      157,874         84.42
Massachusetts                  13       3,306,233         2.34          7.289           623      254,326         84.01
Others                        207      30,244,319        21.37          7.449           601      146,108         82.36
--------------------    ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
====================    =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

                        Pct. Full     Pct. Owner
State                   Loan Doc       Occupied
--------------------    ---------     ----------
Florida                    70.85%         99.30%
California(Northern)       37.46         100.00
Illinois                   58.28          98.49
California(Southern)       50.42         100.00
Maryland                   49.40         100.00
Michigan                   53.73          98.64
Virginia                   66.16         100.00
Pennsylvania               69.02          99.15
North Carolina             81.94         100.00
Georgia                    49.94          92.60
Massachusetts              49.54          94.10
Others                     66.93          97.47
--------------------    --------      ---------
TOTAL                      60.29%         98.73%
====================    ========      =========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.        Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Zip Code                  Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
 33027                          6      $1,951,068         1.38%         7.864%          621     $325,178         81.82%
 60707                          4         996,045         0.70          7.712           630      249,011         90.45
 94583                          2         980,726         0.69          6.701           591      490,363         82.26
 20164                          3         897,083         0.63          6.793           592      299,028         85.57
 33175                          6         827,974         0.59          7.060           636      137,996         83.27
 21050                          2         746,884         0.53          6.836           627      373,442         85.11
 33023                          7         742,138         0.52          7.204           642      106,020         80.00
 23322                          2         723,252         0.51          7.518           617      361,626         88.31
 33140                          2         707,771         0.50          8.344           665      353,886         85.00
 60504                          2         661,346         0.47          9.813           605      330,673         90.00
Others                        783     132,288,589        93.48          7.487           614      168,951         82.03
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
========                =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Zip Code                Loan Doc       Occupied
--------                ---------     ----------
 33027                     70.27%        100.00%
 60707                     33.11         100.00
 94583                     49.02         100.00
 20164                     63.05         100.00
 33175                     87.93         100.00
 21050                     51.20         100.00
 33023                    100.00         100.00
 23322                     31.56         100.00
 33140                    100.00         100.00
 60504                     50.35         100.00
Others                     60.07          98.64
--------                --------     ----------
TOTAL                      60.29%         98.73%
========                ========     ==========


                  Distribution by Remaining Months to Maturity


Remaining                                            Pct. Of Pool                                Avg.         Weighted
Months To               Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Maturity                  Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ------------  -------------  ---------    ---------     ----------
0 - 180                         1         $31,836         0.02%         9.375%          564      $31,836         80.00%
241 - 360                     818     141,491,040        99.98          7.491           615      172,972         82.20
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
=========               =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Remaining
Months To               Pct. Full     Pct. Owner
Maturity                Loan Doc       Occupied
---------               ---------     ----------
0 - 180                   100.00%        100.00%
241 - 360                  60.29          98.73
---------               --------     ----------
TOTAL                      60.29%         98.73%
=========               ========     ==========



                          Distribution by Product Type

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Product Type              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
2/28 ARM                      359     $64,883,554        45.85%         7.278%          615     $180,734         83.89%
3/27 ARM                      460      76,639,322        54.15          7.672           614      166,607         80.77
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Property Type           Loan Doc       Occupied
-------------           ---------     ----------
2/28 ARM                   62.99%         98.35%
3/27 ARM                   58.02          99.05
-------------           --------      ---------
TOTAL                      60.29%         98.73%
=============           ========      =========

                          Distribution by Periodic Cap


                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Periodic Cap              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
------------            ---------    ------------    ------------  -------------  ---------    ---------     ----------
 1.00%                        749    $128,699,372        90.94%         7.475%          615     $171,828         82.13%
 1.50%                         70      12,823,504         9.06          7.653           611      183,193         82.95
------------            ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
============            =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Periodic Cap            Loan Doc       Occupied
------------            ---------    -----------
 1.00%                     60.54%         98.60%
 1.50%                     57.81         100.00
------------            --------     ----------
TOTAL                      60.29%         98.73%
============            ========     ==========



                      Distribution by Months to Rate Reset

                                                     Pct. Of Pool                                Avg.         Weighted
Months To               Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Rate Reset                Loans        Balance        Balance      Gross Coupon   Avg. FICO     Balance      Orig. LTV
----------              ---------    ------------    ------------  -------------  ---------    ---------     ----------
13-24                         353     $64,060,992        45.27%         7.272%          615     $181,476         83.84%
25-36                         456      75,613,718        53.43          7.692           614      165,820         80.81
37-48                          10       1,848,166         1.31          6.872           606      184,817         82.52
----------              ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
==========              =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

Months To               Pct. Full    Pct. Owner
Rate Reset              Loan Doc      Occupied
----------              ---------    -----------
13-24                      62.80%         98.33%
25-36                      58.47          99.04
37-48                      47.99         100.00
----------              --------     ----------
TOTAL                      60.29%         98.73%
----------              --------     ----------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Maximum Lifetime Rate

                                                     Pct. Of Pool  Weighted Avg.               Weighted
Maximum Lifetime        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Rate                      Loans        Balance          Balance      Coupon       Avg. FICO     Balance      Orig. LTV
----------------        ---------    ------------    ------------  -------------  ---------    ---------     ----------
12.99% & Below                132     $26,292,057        18.58%         6.276%          633     $199,182         81.52%
13.00-13.49%                   81      15,964,654        11.28          6.458           634      197,094         83.01
13.50-13.99%                   96      20,102,436        14.20          6.759           641      209,400         82.47
14.00-14.49%                  122      21,753,260        15.37          7.237           630      178,305         81.65
14.50-14.99%                   66      14,911,994        10.54          7.722           617      225,939         82.64
15.00-15.49%                   82      11,283,081         7.97          8.452           582      137,599         82.55
15.50-15.99%                   74      12,205,967         8.62          8.761           580      164,945         80.81
16.00% & Above                166      19,009,427        13.43          9.540           567      114,515         83.18
----------------        ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
================        =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Maximum Lifetime        Pct. Full     Pct. Owner
Rate                    Loan Doc       Occupied
----------------        ---------    ------------
12.99% & Below             56.70%         94.55%
13.00-13.49%               67.24          99.62
13.50-13.99%               49.29         100.00
14.00-14.49%               47.15          99.10
14.50-14.99%               50.32         100.00
15.00-15.49%               80.14          99.47
15.50-15.99%               66.49         100.00
16.00% & Above             78.17          99.76
----------------        --------     ----------
TOTAL                      60.29%         98.73%
================        ========     ==========


                             Distribution by Margin

                                                     Pct. Of Pool   Weighted                     Avg.         Weighted
                        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Margin                    Loans        Balance         Balance       Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
4.99% & Below                  11      $3,014,697         2.13%         6.414%          669     $274,063         76.62%
5.00- 5.49%                    14       3,264,617         2.31          5.999           645      233,187         79.12
5.50- 5.99%                    41       9,475,480         6.70          6.158           642      231,109         83.49
6.00- 6.49%                   154      29,742,170        21.02          6.492           631      193,131         81.99
6.50- 6.99%                   131      25,861,265        18.27          6.908           632      197,414         82.67
7.00- 7.49%                   128      23,088,849        16.31          7.490           628      180,382         83.24
7.50- 7.99%                    49      10,741,481         7.59          7.981           606      219,214         81.07
8.00% & Above                 291      36,334,317        25.67          9.153           569      124,860         82.13
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         819    $141,522,876       100.00%         7.491%          615     $172,800         82.20%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Margin                  Loan Doc       Occupied
-------------           ---------    ------------
4.99% & Below              51.57%        100.00%
5.00- 5.49%                75.95         100.00
5.50- 5.99%                56.91          95.63
6.00- 6.49%                62.73          98.06
6.50- 6.99%                42.57          97.29
7.00- 7.49%                49.76         100.00
7.50- 7.99%                66.23         100.00
8.00% & Above              76.05          99.71
-------------           --------     ----------
TOTAL                      60.29%         98.73%
=============           ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

---------------------------------------------------------------------
Scheduled Principal Balance(1):                          $32,767,810
Number of Mortgage Loans:                                        351
Avg. Scheduled Principal Balance:                            $93,356
Wtd. Avg. Gross Coupon:                                       8.202%
Wtd. Avg. Net Coupon(2):                                      7.667%
Wtd. Avg. Original FICO Score:                                   635
Wtd. Avg. Combined Original LTV Ratio(3):                     82.18%
Wtd. Avg.  Std. Remaining Term (Mo.):                            319
Wtd. Avg.  Seasoning (Mo.):                                        3
---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.


                    Distribution by Current Principal Balance

                                                     Pct. Of Pool    Weighted                     Avg.        Weighted
Current Principal       Number Of     Principal      By Principal   Avg. Gross     Weighted    Principal     Avg. Comb.
     Balance              Loans        Balance          Balance       Coupon       Avg. FICO    Balance      Orig. LTV
-------------------     ---------    -----------     ------------   ----------     ---------   ---------     ----------
$50,000 & Below               142      $4,251,457        12.97%        11.160%          640      $29,940         93.41%
$50,001 - $75,000              62       3,777,647        11.53          9.574           601       60,930         82.34
$75,001 - $100,000             29       2,486,941         7.59          9.091           609       85,757         81.20
$100,001 - $125,000            34       3,788,941        11.56          8.134           622      111,439         79.13
$125,001 - $150,000            27       3,718,678        11.35          7.878           629      137,729         85.11
$150,001 - $200,000            23       4,104,280        12.53          7.264           641      178,447         73.13
$200,001 - $250,000            12       2,595,383         7.92          7.291           645      216,282         86.52
$250,001 - $300,000             5       1,408,836         4.30          6.308           647      281,767         74.32
$300,001 - $350,000             5       1,658,135         5.06          7.143           660      331,627         84.95
$350,001 - $400,000             7       2,599,389         7.93          6.492           668      371,341         75.75
$400,001 & Above                5       2,378,123         7.26          6.762           660      475,625         83.88
-------------------     ---------    ------------    ---------      ---------      --------    ---------     ---------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
===================     =========    ============    =========      =========      ========    =========     =========

(Table continues below)

Current Principal       Pct. Full     Pct. Owner
    Balance             Loan Doc       Occupied
-------------------     ---------     ----------
$50,000 & Below            71.83%         99.30%
$50,001 - $75,000          77.82          98.54
$75,001 - $100,000         78.97         100.00
$100,001 - $125,000        79.68         100.00
$125,001 - $150,000        85.61         100.00
$150,001 - $200,000        62.12         100.00
$200,001 - $250,000        83.29         100.00
$250,001 - $300,000        38.79         100.00
$300,001 - $350,000        79.36         100.00
$350,001 - $400,000        57.73         100.00
$400,001 & Above           79.45         100.00
-------------------     --------      ---------
TOTAL                      73.62%         99.74%
-------------------     --------      ---------


                          Distribution by Current Rate


                                                     Pct. Of Pool    Weighted         Avg.                    Weighted
                        Number Of      Principal     By Principal   Avg. Gross     Weighted    Principal      Avg. Comb.
Current Rate              Loans         Balance         Balance       Coupon       Avg. FICO    Balance       Orig. LTV
--------------          ---------    ------------    ------------   ----------     ---------   ---------      ---------
5.99% & Below                  11      $3,023,343         9.23%         5.608%          700     $274,849         72.69%
6.00- 6.49%                    16       3,304,124        10.08          6.328           676      206,508         75.67
6.50- 6.99%                    28       4,613,021        14.08          6.754           640      164,751         73.20
7.00- 7.49%                    32       4,900,568        14.96          7.187           655      153,143         78.74
7.50- 7.99%                    20       3,232,625         9.87          7.676           604      161,631         85.57
8.00- 8.49%                     5         447,635         1.37          8.235           563       89,527         76.25
8.50- 8.99%                    34       2,971,128         9.07          8.771           611       87,386         87.26
9.00- 9.49%                    50       3,538,413        10.80          9.209           593       70,768         84.29
9.50- 9.99%                    31       1,658,888         5.06          9.767           604       53,513         87.08
10.00% & Above                124       5,078,066        15.50         12.047           627       40,952         95.90
--------------          ---------    ------------    ---------      ---------      ---------   ---------      --------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
==============          =========    ============    =========      =========      =========   =========      ========

(Table continues below)

                        Pct. Full     Pct. Owner
Current Rate            Loan Doc       Occupied
--------------          ---------    ------------
5.99% & Below              79.00%        100.00%
6.00- 6.49%                71.48         100.00
6.50- 6.99%                70.67         100.00
7.00- 7.49%                51.04         100.00
7.50- 7.99%                87.39         100.00
8.00- 8.49%               100.00         100.00
8.50- 8.99%                91.87          98.99
9.00- 9.49%                80.71          98.44
9.50- 9.99%                89.37         100.00
10.00% & Above             64.44         100.00
--------------          --------     ----------
TOTAL                      73.62%         99.74%
==============          ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                     Pct. Of Pool                                 Avg.        Weighted
                        Number Of     Principal      By Principal   Weighted Avg.  Weighted     Principal    Avg. Comb.
FICO                      Loans        Balance          Balance     Gross Coupon   Avg. FICO     Balance     Orig. LTV
-----------             ---------    -----------     ------------   ------------   ---------    ---------    ----------
740 & Above                    12      $1,652,923         5.04%         6.188%          765     $137,744         74.47%
720-739                         9       1,184,413         3.61          6.647           730      131,601         81.26
700-719                        16       1,802,865         5.50          7.430           707      112,679         80.66
680-699                        17       2,597,319         7.93          7.260           685      152,783         83.71
660-679                        51       4,131,655        12.61          8.005           668       81,013         87.80
640-659                        49       4,311,457        13.16          8.624           649       87,989         90.38
620-639                        68       5,219,282        15.93          8.682           629       76,754         83.02
600-619                        43       3,327,840        10.16          9.071           608       77,392         87.34
580-599                        22       2,585,534         7.89          8.330           591      117,524         77.49
560-579                        15       1,622,024         4.95          8.444           571      108,135         77.79
540-559                        22       2,019,869         6.16          8.447           552       91,812         67.11
520-539                        16       1,251,579         3.82          8.956           534       78,224         75.08
500-519                        11       1,061,051         3.24          8.620           505       96,459         73.82
-----------             ---------    ------------    ---------      ---------      --------    ---------      --------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
===========             =========    ============    =========      =========      ========    =========      ========

(Table continues below)

                        Pct. Full    Pct. Owner
FICO                    Loan Doc      Occupied
-----------             ---------    -----------
740 & Above                83.23%        100.00%
720-739                    37.22         100.00
700-719                    64.05         100.00
680-699                    72.84         100.00
660-679                    79.74          98.66
640-659                    68.82         100.00
620-639                    57.42         100.00
600-619                    74.06         100.00
580-599                    79.89          98.84
560-579                    88.00         100.00
540-559                    94.07         100.00
520-539                    86.58         100.00
500-519                   100.00         100.00
-----------             --------     ----------
TOTAL                      73.62%         99.74%
===========             ========     ==========


                           Distribution by Lien Status

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Lien Status               Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-----------             ---------    ------------    ------------  ------------   ---------    ---------     ----------
First                         201     $27,313,233        83.35%         7.505%          632     $135,887         78.89%
Second                        150       5,454,577        16.65         11.691           650       36,364         98.67
-----------             ---------    ------------    ---------      ---------      --------    ---------      --------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
===========             =========    ============    =========      =========      ========    =========      ========

(Table continues below)

                        Pct. Full     Pct. Owner
Lien Status             Loan Doc       Occupied
-----------             ---------    ------------
First                      74.87%         99.69%
Second                     67.39         100.00
-----------             --------     ----------
TOTAL                      73.62%         99.74%
===========             ========     ==========


                      Distribution by Combined Original LTV

                                                     Pct. Of Pool  Weighted Avg.                Weighted
  Combined              Number Of     Principal      By Principal   Avg. Gross     Weighted     Principal     Avg. Comb.
Original LTV              Loans        Balance          Balance       Coupon       Avg. FICO     Balance      Orig. LTV
---------------         ---------    -----------     ------------  -------------   ---------    ---------     ----------
40.00% & Below                  6        $459,479         1.40%         7.221%          592      $76,580         33.24%
40.01 - 50.00%                 11       1,418,093         4.33          6.981           627      128,918         44.33
50.01 - 60.00%                  8         738,291         2.25          6.505           650       92,286         55.12
60.01 - 70.00%                 21       2,922,760         8.92          7.127           613      139,179         66.38
70.01 - 80.00%                 79      11,007,756        33.59          7.192           642      139,339         78.33
80.01 - 85.00%                 32       3,839,073        11.72          8.239           603      119,971         84.73
85.01 - 90.00%                 25       2,859,813         8.73          8.602           629      114,393         89.71
90.01 - 95.00%                 35       2,543,536         7.76          8.652           657       72,672         94.46
95.01 - 100.00%               134       6,979,010        21.30         10.388           649       52,082         99.70
---------------         ---------    ------------    ---------      ---------      --------    ---------      --------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
===============         =========    ============    =========      =========      ========    =========      ========

(Table continues below)

  Combined              Pct. Full    Pct. Owner
Original LTV            Loan Doc      Occupied
---------------         ---------    -----------
40.00% & Below            100.00%        100.00%
40.01 - 50.00%             82.27         100.00
50.01 - 60.00%             69.55         100.00
60.01 - 70.00%             63.33         100.00
70.01 - 80.00%             69.60          99.73
80.01 - 85.00%             63.61          98.56
85.01 - 90.00%             72.68         100.00
90.01 - 95.00%             77.14         100.00
95.01 - 100.00%            85.83         100.00
---------------         --------     ----------
TOTAL                      73.62%         99.74%
===============         ========     ==========


                       Distribution by Documentation Type

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Documentation           Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Type                      Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
Full Doc                      260     $24,124,264        73.62%         8.133%          630      $92,786         82.67%
Other                          80       7,519,710        22.95          8.436           649       93,996         81.26
Stated                         11       1,123,835         3.43          8.106           658      102,167         78.03
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
=============           =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Documentation           Pct. Full     Pct. Owner
Type                    Loan Doc       Occupied
-------------           ---------     ----------
Full Doc                  100.00%         99.65%
Other                       0.00         100.00
Stated                      0.00         100.00
-------------           --------      ---------
TOTAL                      73.62%         99.74%
=============           ========      =========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                     Pct. Of Pool   Weighted                     Avg.         Weighted
                        Number Of     Principal      By Principal  Avg. Gross     Weighted     Principal     Avg. Comb.
Loan Purpose              Loans        Balance          Balance      Coupon       Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  ----------     ---------    ---------     ----------
Cash-out Refi                 164     $18,765,394        57.27%         7.844%          621     $114,423         80.34%
Purchase                      158      10,219,392        31.19          9.100           662       64,680         86.90
Refinance                      29       3,783,023        11.54          7.551           631      130,449         78.59
-------------           ---------    ------------    ------------  ----------     ---------    ---------     ----------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
=============           =========    ============    ============  ==========     =========    =========     ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Loan Purpose            Loan Doc       Occupied
-------------           ---------     ----------
Cash-out Refi              73.89%         99.84%
Purchase                   75.87          99.46
Refinance                  66.23         100.00
-------------           --------      ---------
TOTAL                      73.62%         99.74%
=============           ========      =========


                        Distribution by Occupancy Status

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.         Weighted
Occupancy               Number Of     Principal      Principal     Avg. Gross     Weighted     Principal     Avg. Comb.
Status                    Loans        Balance        Balance        Coupon       Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
Owner                         349     $32,682,609        99.74%         8.200%          635      $93,646         82.18%
Non-owner                       2          85,200         0.26          9.000           646       42,600         82.87
---------               ---------    ------------    ---------     ----------     ---------    ---------     ----------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
=========               =========    ============    =========     ==========     =========    =========     ==========

(Table continues below)

Occupancy               Pct. Full     Pct. Owner
Status                  Loan Doc       Occupied
---------               ---------     ----------
Owner                      73.55%        100.00%
Non-owner                 100.00           0.00
---------               --------      ---------
TOTAL                      73.62%         99.74%
=========               ========      =========


                          Distribution by Property Type

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Product Type              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
Single Family                 279     $27,456,431        83.79%         8.069%          632      $98,410         82.01%
Condo                          31       1,994,844         6.09          8.547           665       64,350         85.04
PUD                            22       1,974,180         6.02          9.103           637       89,735         78.20
2-4 Units                      14         944,094         2.88          9.112           661       67,435         85.80
Townhouse                       5         398,261         1.22          9.010           616       79,652         91.29
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Property Type           Loan Doc       Occupied
-------------           ---------     ----------
Single Family              73.32%         99.89%
Condo                      72.09         100.00
PUD                        71.41         100.00
2-4 Units                  85.63          94.15
Townhouse                  84.84         100.00
-------------           --------      ---------
TOTAL                      73.62%         99.74%
=============           ========      =========


                              Distribution by State

                                                   Pct. Of
                                                     Pool        Weighted                    Avg.       Weighted
                       Number Of    Principal    By Principal   Avg. Gross    Weighted    Principal    Avg. Comb.    Pct. Full
        State            Loans       Balance       Balance        Coupon      Avg. FICO    Balance     Orig. LTV     Loan Doc
--------------------   ---------    ----------   ------------   ----------    ---------   ---------    ----------    ---------
Florida                      117    $8,281,969        25.27%        8.633%         640     $70,786        82.63%      82.28%
California(Southern)          26     4,810,384        14.68         7.012          648     185,015        80.37       83.05
Pennsylvania                  35     4,289,002        13.09         7.772          629     122,543        84.86       69.40
California(Northern)          16     3,219,629         9.83         6.936          671     201,227        80.54       66.65
Illinois                      20     1,842,887         5.62         8.534          628      92,144        82.14       60.22
Texas                         13     1,043,252         3.18         8.368          605      80,250        80.40       86.01
Maryland                      12     1,033,961         3.16        10.276          625      86,163        76.63       64.48
North Carolina                10       802,889         2.45         9.006          623      80,289        89.11       30.09
Georgia                       11       640,247         1.95        10.684          594      58,204        85.67       48.84
Louisiana                     10       590,646         1.80         9.524          562      59,065        78.37       67.49
Washington                     5       570,583         1.74         7.685          579     114,117        77.84       48.52
Others                        76     5,642,361        17.22         8.632          632      74,242        82.80       76.00
--------------------   ---------   -----------   ----------     ---------     --------    --------     --------      ------
TOTAL                        351   $32,767,810       100.00%        8.202%         635     $93,356        82.18%      73.62%
====================   =========   ===========   ==========     =========     ========    ========     ========      ======

(Table continues below)

                        Pct. Owner
State                    Occupied
--------------------     ---------
Florida                    100.00%
California(Southern)       100.00
Pennsylvania               100.00
California(Northern)       100.00
Illinois                   100.00
Texas                      100.00
Maryland                   100.00
North Carolina             100.00
Georgia                    100.00
Louisiana                  100.00
Washington                 100.00
Others                      98.49
--------------------     --------
TOTAL                       99.74%
====================     ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                      Pct. Of
                                                      Pool By       Weighted                     Avg.        Weighted
                        Number Of     Principal      Principal     Avg. Gross     Weighted     Principal    Avg. Comb.
Zip Code                  Loans        Balance        Balance        Coupon       Avg. FICO     Balance     Orig. LTV
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
 93010                          2        $788,380         2.41%         7.530%          653     $394,190         85.94%
 33331                          3         596,428         1.82          6.841           685      198,809         85.07
 33037                          1         567,000         1.73          5.750           681      567,000         67.50
 33165                          5         566,980         1.73          7.950           611      113,396         81.05
 27312                          1         488,750         1.49          7.375           631      488,750         85.00
 15228                          1         452,971         1.38          5.500           657      452,971         79.30
 18964                          1         441,022         1.35          6.990           686      441,022         95.00
 94541                          2         403,779         1.23          8.214           603      201,890         79.76
 21131                          1         400,000         1.22          6.875           559      400,000         41.03
 92126                          1         381,588         1.16          7.500           664      381,588         98.58
Others                        333      27,680,913        84.48          8.412           633       83,126         82.54
--------                ---------    ------------    ---------     ----------     ---------    ---------    ----------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
========                =========    ============    =========     ==========     =========    =========    ==========

(Table continues below)

                        Pct. Full     Pct. Owner
Zip Code                Loan Doc       Occupied
--------                ---------    -----------
 93010                    100.00%        100.00%
 33331                      0.00         100.00
 33037                    100.00         100.00
 33165                     89.62         100.00
 27312                      0.00         100.00
 15228                    100.00         100.00
 18964                    100.00         100.00
 94541                     80.97         100.00
 21131                    100.00         100.00
 92126                    100.00         100.00
Others                     73.18          99.69
--------                --------     ---------
TOTAL                      73.62%         99.74%
========                ========     =========


                  Distribution by Remaining Months to Maturity

Remaining                                            Pct. Of Pool                                Avg.         Weighted
Months To               Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Maturity                  Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
---------               ---------    ------------    ------------  -------------  ---------    ---------     ----------
0 - 180                       125      $5,508,460        16.81%        10.570%          634      $44,068         90.63%
181 - 240                      41       2,003,331         6.11         10.042           629       48,862         87.38
241 - 360                     185      25,256,019        77.08          7.539           636      136,519         79.93
---------               ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
=========               =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

Remaining
Months To               Pct. Full     Pct. Owner
Maturity                Loan Doc       Occupied
---------               ---------    ------------
0 - 180                    69.98%        100.00%
181 - 240                  42.12         100.00
241 - 360                  76.92          99.66
---------               --------     ----------
TOTAL                      73.62%         99.74%
=========               ========     ==========



                          Distribution by Product Type

                                                     Pct. Of Pool                                Avg.         Weighted
                        Number Of     Principal      By Principal  Weighted Avg.  Weighted     Principal     Avg. Comb.
Product Type              Loans        Balance          Balance    Gross Coupon   Avg. FICO     Balance      Orig. LTV
-------------           ---------    ------------    ------------  -------------  ---------    ---------     ----------
Fixed                         251     $29,133,166        88.91%         7.763%          633     $116,068         80.08%
Fixed Balloon                 100       3,634,644        11.09         11.721           653       36,346         99.02
-------------           ---------    ------------    ---------     ----------     ---------    ---------     ---------
TOTAL                         351     $32,767,810       100.00%         8.202%          635      $93,356         82.18%
=============           =========    ============    =========     ==========     =========    =========     =========

(Table continues below)

                        Pct. Full     Pct. Owner
Product Type            Loan Doc       Occupied
-------------           ---------    ------------
Fixed                      74.13%         99.71%
Fixed Balloon              69.58         100.00
-------------           --------     ----------
TOTAL                      73.62%         99.74%
=============           ========     ==========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, WAC Cap and AAA Effective WAC Cap. As to any Distribution Date, the AAA Effective WAC Cap will be equal to a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate (adjusted to an Actual/360 basis). The information in the following table has been prepared in accordance with the following assumptions (i) One-Month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                   Group I Loan   Group II Loan                   AAA Eff. WAC
   Dist. Date         Cap (%)        Cap (%)       WAC Cap (%)      Cap (%)
   ----------     --------------  -------------    -----------    ------------
     May-04          6.75963%        6.79767%       6.77201%        6.92568%
     Jun-04          5.52755%        5.55890%       5.53776%        5.66645%
     Jul-04          5.60059%        5.63252%       5.61099%        5.74568%
     Aug-04          5.85954%        5.89308%       5.87046%        6.01610%
     Sep-04          5.38976%        5.42065%       5.39982%        5.53834%
     Oct-04          6.42315%        6.45998%       6.43515%        6.60596%
     Nov-04          5.67964%        5.71220%       5.69025%        5.84662%
     Dec-04          5.92151%        5.95537%       5.93254%        6.10144%
     Jan-05          6.38984%        6.42628%       6.40171%        6.59066%
     Feb-05          6.03122%        6.06548%       6.04238%        6.22741%
     Mar-05          6.73419%        6.77224%       6.74659%        6.96109%
     Apr-05          6.13150%        6.16593%       6.14272%        6.34567%
     May-05          6.38430%        6.41985%       6.39588%        6.61567%
     Jun-05          5.84626%        5.87859%       5.85679%        6.06622%
     Jul-05          6.93826%        6.97641%       6.95070%        7.20945%
     Aug-05          6.30858%        6.34302%       6.31981%        6.56488%
     Sep-05          6.15034%        6.18371%       6.16122%        6.41023%
     Oct-05          6.82787%        6.86469%       6.83987%        7.12817%
     Nov-05          6.84565%        6.87901%       6.85653%        7.15810%
     Dec-05          6.63207%        6.69136%       6.65140%        6.95689%
     Jan-06          7.43826%        7.38954%       7.42237%        7.77860%
     Feb-06          7.61773%        7.36931%       7.53673%        7.91498%
     Mar-06          8.98940%        8.72147%       8.90203%        9.36949%
     Apr-06          8.68479%        8.42055%       8.59862%        9.07147%
     May-06          8.39496%        8.13970%       8.31172%        8.79079%
     Jun-06          7.86996%        7.64285%       7.79589%        8.26731%
     Jul-06          8.74731%        8.43883%       8.64671%        9.19583%
     Aug-06          8.59164%        8.23039%       8.47382%        9.03962%
     Sep-06          8.59467%        8.24103%       8.47933%        9.07525%
     Oct-06          8.88250%        8.51543%       8.76278%        9.41181%
     Nov-06          8.07455%        7.74103%       7.96577%        8.58842%
     Dec-06          9.18777%        8.82170%       9.06837%        9.81756%
     Jan-07          8.94229%        9.65199%       9.17377%        9.97611%
     Feb-07          9.64195%        9.37224%       9.55397%       10.44004%
     Mar-07          11.04313%      10.83901%       10.97654%      12.05785%
     Apr-07          10.30865%      10.11498%       10.24547%      11.31980%
     May-07          10.30715%      10.11355%       10.24399%      46.63414%
     Jun-07          9.97320%        9.79828%       9.91613%       13.31043%
     Jul-07          10.36522%      10.52998%       10.41897%      13.84487%
     Aug-07          10.11278%       9.88496%       10.03845%      13.10954%
     Sep-07          11.51626%      11.29566%       11.44429%      14.84698%
     Oct-07          11.13274%      10.91725%       11.06243%      14.26375%
     Nov-07          10.43513%      10.23315%       10.36923%      13.29011%
     Dec-07          11.12886%      10.92172%       11.06128%      14.09364%
     Jan-08          11.15884%      11.32298%       11.21239%      14.17301%
     Feb-08          11.27435%      11.12458%       11.22548%      14.03664%
     Mar-08          12.06017%      11.93846%       12.02045%      14.94642%
     Apr-08          11.28215%      11.16607%       11.24427%      13.91724%
     May-08          10.92750%      10.81503%       10.89080%      13.48040%
     Jun-08          12.05563%      11.93150%       12.01513%      14.87279%
     Jul-08          11.65156%      11.92964%       11.74231%      14.51238%
     Aug-08          11.60029%      11.54244%       11.58141%      14.27498%
     Sep-08          11.60437%      11.57491%       11.59475%      14.28936%
     Oct-08          11.23992%      11.21087%       11.23044%      13.84101%
     Nov-08          12.40020%      12.36805%       12.38970%      15.27052%
     Dec-08          11.59787%      11.56772%       11.58803%      14.28315%
     Jan-09          11.59556%      11.89368%       11.69287%      14.39443%
     Feb-09          12.25561%      12.28751%       12.26602%      15.06864%
     Mar-09          13.13294%      13.20079%       13.15508%      16.15897%
     Apr-09          11.14124%      11.19826%       11.15985%      13.70878%
     May-09          12.67538%      12.74011%       12.69651%      15.59720%
     Jun-09          12.25037%      12.31279%       12.27075%      15.07494%
     Jul-09          11.48238%      11.54077%       11.50144%      14.13055%
     Aug-09          12.66764%      12.73191%       12.68862%      15.58991%
     Sep-09          11.84796%      11.90794%       11.86754%      14.58186%
     Oct-09          11.84555%      11.90539%       11.86509%      14.57961%
     Nov-09          12.23792%      12.29961%       12.25806%      15.06328%
     Dec-09          11.12313%      11.17907%       11.14139%      13.69179%
     Jan-10          13.10675%      13.17252%       13.12822%      16.13429%
     Feb-10          11.83596%      11.89522%       11.85531%      14.57069%
     Mar-10          13.10145%      13.16691%       13.12282%      16.12939%
     Apr-10          11.46145%      11.51859%       11.48011%      13.84540%
     May-10          12.64457%      12.70746%       12.66511%      13.46688%
     Jun-10          11.82641%      11.88510%       11.84557%      12.61619%
     Jul-10          11.82403%      11.88258%       11.84315%      12.63489%
     Aug-10          12.21571%      12.27606%       12.23542%      13.07599%
     Sep-10          11.10296%      11.15769%       11.12084%      11.90596%
     Oct-10          13.08301%      13.14736%       13.10402%      14.05474%
     Nov-10          11.44534%      11.50151%       11.46369%      12.31840%
     Dec-10          11.81218%      11.87002%       11.83107%      12.73758%
     Jan-11          12.62429%      12.68597%       12.64444%      13.64008%
     Feb-11          11.80747%      11.86502%       11.82627%      12.78325%
     Mar-11          13.06995%      13.13351%       13.09071%      14.17935%
     Apr-11          11.80277%      11.86004%       11.82148%      12.83178%
     May-11          12.19377%      12.25280%       12.21306%      13.28574%
     Jun-11          11.08305%      11.13658%       11.10054%      12.10251%
     Jul-11          13.05958%      13.12251%       13.08014%      14.29352%
     Aug-11          11.79342%      11.85012%       11.81195%      12.93805%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Group I Loan   Group II Loan                 AAA Eff. WAC
     Dist. Date       Cap (%)        Cap (%)       WAC Cap (%)     Cap (%)
     ----------     ------------   -------------   -----------   ------------
       Sep-11        11.42262%      11.47741%      11.44052%      12.56146%
       Oct-11        12.60179%      12.66209%      12.62150%      13.89243%
       Nov-11        11.78646%      11.84272%      11.80484%      13.02652%
       Dec-11        11.41589%      11.47026%      11.43365%      12.64975%
       Jan-12        12.59438%      12.65421%      12.61393%      13.99279%
       Feb-12        11.06562%      11.11807%      11.08276%      12.32788%
       Mar-12        13.03908%      13.10073%      13.05923%      14.56714%
       Apr-12        12.16744%      12.22483%      12.18619%      13.63239%
       May-12        12.16507%      12.22232%      12.18378%      13.66986%
       Jun-12        11.77036%      11.82562%      11.78842%      13.26625%
       Jul-12        12.16035%      12.21730%      12.17897%      13.74820%
       Aug-12        11.05273%      11.10437%      11.06961%      12.53557%
       Sep-12        12.57482%      12.63343%      12.59398%      14.30820%
       Oct-12        12.15332%      12.20982%      12.17179%      13.87465%
       Nov-12        11.39155%      11.44438%      11.40882%      13.04937%
       Dec-12        12.14866%      12.20486%      12.16703%      13.96533%
       Jan-13        12.14634%      12.20239%      12.16466%      14.01268%
       Feb-13        11.75228%      11.80638%      11.76997%      13.60785%
       Mar-13        13.00898%      13.06871%      13.02851%      15.11961%
       Apr-13        11.74781%      11.80162%      11.76541%      13.70643%
       May-13        11.03374%      11.08414%      11.05022%      12.92409%
       Jun-13        13.00159%      13.06084%      13.02096%      15.29064%
       Jul-13        12.13253%      12.18768%      12.15056%      14.32764%
       Aug-13        11.37211%      11.42367%      11.38897%      13.48656%
       Sep-13        12.12798%      12.18282%      12.14592%      14.44539%
       Oct-13        12.12571%      12.18041%      12.14360%      14.50687%
       Nov-13        11.73238%      11.78516%      11.74964%      14.10015%
       Dec-13        11.73020%      11.78283%      11.74741%      14.16319%
       Jan-14        11.36152%      11.41237%      11.37815%      13.78344%
       Feb-14        12.53454%      12.59048%      12.55284%      15.28070%
       Mar-14        12.97981%      13.03759%      12.99871%      15.90253%
       Apr-14        11.72155%      11.77359%      11.73857%      14.43432%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.